EXHIBIT 99.2

Regency Centers Corporation

December 31, 2010

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At December 31, 2010, Regency’s total market capitalization was $5.9 billion.

As of December 31, 2010, the Company owned 396 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 53.1 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is nearly $95,000, 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into its centers. In addition, 79% of the portfolio is leased to national and regional retailers. The quality of the tenant base and the strength of the Company’s tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 202 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the fourth quarter of 2010, Regency had 29 projects under development for an estimated total investment at completion of $520.7 million. These in-process developments are 95% funded and 81% leased (91% leased and committed, including tenant-owned square footage).

Regency employs a capital recycling strategy to continue to improve the overall quality of the portfolio. The disposition of assets and an industry-leading co-investment partnership program are integral components of this strategy. The co-investment partnerships provide an embedded market for developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund $9.5 billion in investments.

Regency has centers located in the top markets in the country and has 17 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended December 31, 2010. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

December 31, 2010

Highlights	1

Summary Information:

Definitions	2

Summary Financial Information	3

Summary Real Estate Information	4

Financial Information:

Consolidated Balance Sheets	5

Consolidated Statements of Operations (FFO format)	6

FFO and Other Information	7

Consolidated Statements of Operations (GAAP basis)	9

Summary of Consolidated Debt	10

Summary of Unsecured Public Debt Covenants	12

Summary of Preferred Units and Stock	13

Investment Activity:

Acquisitions, Dispositions and Development Sales	14

Development Information	17

Co-investment Partnerships:

Unconsolidated Investments	19

Unconsolidated Balance Sheets	20

Unconsolidated Statements of Operations	22

Summary of Unconsolidated Debt	24

Real Estate Information:

Leasing Statistics	25

Average Base Rent by State	27

Portfolio Summary Report by Region	29

Significant Tenant Rents	36

Lease Expiration Schedule	38

Forward-Looking Information:

Earnings and Valuation Guidance	40

Reconciliation of FFO to Net Income	41

Highlights

December 31, 2010

Operating Results

(Wholly owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended December 31, 2010, same property NOI increased 0.6%. Same property percent leased was 92.8%. Rental lease spreads declined 3.5%.

For the year ended December 31, 2010, same property NOI increased 1.2%. Same property percent leased was 92.8%. Rental lease spreads declined 1.8%.

Operating Results

(Wholly owned and 100% of co-investment partnerships)

For the quarter ended December 31, 2010, same property NOI increased 3.2%. Same property percent leased was 93.2%. Rental lease spreads declined 3.8%.

For the year ended December 31, 2010, same property NOI increased 1.6%. Same property percent leased was 93.2%. Rental lease spreads declined 2.7%.

Leasing Activity

During the quarter, 1.4 million square feet of GLA was renewed or newly leased through 450 leasing transactions.

For the year ended December 31, 2010, 5.7 million square feet of GLA was renewed or newly leased through 1,687 leasing transactions.

Financial Results

Recurring Funds From Operations for the quarter was $47.5 million, or $0.56 per diluted share. Funds From Operations for the quarter was $3.3 million, or $0.04 per diluted share. Net loss attributable to common stockholders for the quarter was $36.7 million, or $0.44 per diluted share.

Development Activity

At quarter end, Regency had 29 projects in process for an estimated net development cost of $520.7 million, an expected return at completion of 5.3% and an expected return at stabilization of 6.7%.

For more information on this development activity, please see page 17.

Acquisition & Disposition Activity

During the fourth quarter, Regency:

•	Purchased one wholly owned operating property at a gross sales price of $64.0 million and a cap rate of 6.5%.

•	Sold one wholly owned operating property at a gross sales price of $9.9 million and a cap rate of 7.9%.

•	Sold three co-investment operating properties at a gross sales price of $56.6 million and a weighted average cap rate of 7.7%. Regency’s share of the sales price was $20.2 million.

For more information on these acquisitions & dispositions, please see pages 14-16.

Definitions

December 31, 2010

Development Properties: Properties that Regency acquires and develops, including partially operating properties specifically acquired for redevelopment, and if sold any related gains are included in its calculation of FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the third calendar year following completion.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts (loss impairments, for example) except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Recurring Funds From Operations (Recurring FFO): Recurring FFO is defined as funds from operations excluding the impact of gains from the sale of development and outparcels, net of related taxes and dead deal costs, provisions for impairment, gains and losses from the early extinguishment of debt and preferred stock, restructuring charges, non-recurring transaction fees and promotes, and other one-time items.

Summary Financial Information

December 31, 2010

Financial Results	Three Months Ended		Year to Date
	2010	2009	2010	2009
Net income (loss) attributable to common stockholders	($36,667,291)	$25,330,221	($7,661,441)	($56,379,212)
Basic EPS	($0.45)	$0.31	($0.10)	($0.74)
Diluted EPS	($0.44)	$0.31	($0.10)	($0.74)
Diluted EPS per share growth rate	-241.9%		NA

Funds from Operations for common stockholders	$3,304,168	$57,951,826	$151,321,438	$85,758,363
FFO per share - Basic	$0.04	$0.72	$1.85	$1.11
FFO per share - Diluted	$0.04	$0.71	$1.81	$1.10
Diluted FFO per share growth rate	-94.4%		64.5%

Recurring Funds from Operations for common stockholders	$47,494,300	$50,941,060	$199,356,568	$207,970,959
Recurring FFO per share - Diluted	$0.56	$0.63	$2.39	$2.68
Diluted Recurring FFO per share growth rate	-11.1%		-10.8%

Dividends paid per share and unit	$0.463	$0.463	$1.850	$2.113
Payout ratio of Diluted Recurring FFO per share	82.6%	73.4%	77.4%	78.8%

Interest Coverage Ratios
Interest only	2.6	2.8	2.8	2.7
Capitalized interest	$774,934	$2,756,543	$5,099,476	$19,062,076
Fixed Charge (Regency only)	2.4	2.2	2.4	2.3
Fixed Charge (with pro-rata share of partnerships)	2.1	2.0	2.1	2.1

Capital Information	12/31/10	YTD Change	12/31/09	12/31/08

Closing common stock price per share	$42.24	$7.18	$35.06	$46.70
Total Shareholder Return	26.6%

Common Shares and Equivalents Outstanding	82,064,036	56,529	82,007,507	70,504,881

Market equity value of Common and Convertible shares (000’s)	$3,466,385	$591,202	$2,875,183	$3,292,578
Non-Convertible Preferred Units and shares (000’s)	$325,000	$0	$325,000	$325,000
Outstanding debt (000’s)	$2,094,469	$208,089	$1,886,380	$2,135,571
Total market capitalization (000’s)	$5,885,854	$799,291	$5,086,563	$5,753,149
Debt to Total Market Capitalization	35.6%	-1.5%	37.1%	37.1%

Total real estate at cost before depreciation (000’s)	$4,417,746	$157,792	$4,259,955	$4,425,896
Total assets at cost before depreciation (000’s)	$4,674,525	$78,555	$4,595,970	$4,696,971
Debt to Total Assets before Depreciation	44.8%	3.8%	41.0%	45.5%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	81,886,872	347,576	81,539,296	70,036,670
Exchangeable O.P. Units held by noncontrolling interests	177,164	(291,047)	468,211	468,211

Common Shares and Equivalents Issued and Outstanding	82,064,036	56,529	82,007,507	70,504,881

	Three Months Ended		Year to Date
	2010	2009	2010	2009

Wtd Average Diluted Shares for FFO per share	83,882,190	81,128,825	83,218,758	77,364,520
Treasury method shares related to fwd equity offering included above	2,115,621	268,550	1,533,607	67,138

Summary Real Estate Information

December 31, 2010

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	12/31/10	9/30/10	12/31/09	9/30/09

Gross Leasable Area (GLA)	29,930,357	29,662,913	28,116,293	28,996,138

GLA including anchor-owned stores	36,050,765	35,787,785	34,130,227	35,093,573

% leased - Operating and development properties	92.0%	91.9%	91.4%	91.2%

% leased - Operating properties only	92.8%	92.8%	93.1%	93.2%

% leased - Same properties only	92.8%	92.9%	93.3%	93.3%

Average % leased - Same properties only	92.8%	92.8%	93.3%	93.4%

Rental rate growth - YTD (1)	-1.8%	-1.3%	-2.7%	-3.6%

Same property NOI growth - YTD	1.2%	1.4%	-6.7%	-6.4%

Same property NOI growth without termination fees - YTD	0.0%	-0.1%	-6.1%	-6.7%

Same property NOI growth without termination fees or provision for doubtful accounts - YTD	-1.8%	-1.5%	-3.8%	-3.5%

Wholly Owned and 100% of Co-investment Partnerships

	12/31/10	9/30/10	12/31/09	9/30/09

Gross Leasable Area (GLA)	45,076,652	45,053,264	44,971,962	45,883,496

GLA including anchor-owned stores	53,142,005	53,123,081	53,011,320	54,121,854

GLA under development	2,121,301	2,400,370	3,693,399	3,782,156

Number of retail shopping centers	396	399	400	409

Number of centers under development (excluding expansions)	26	30	40	40

Number of grocery-anchored shopping centers	321	324	326	330

% leased - Operating and development properties	92.6%	92.5%	92.1%	92.0%

% leased - Operating properties only	93.2%	93.2%	93.2%	93.3%

% leased - Same properties only	93.2%	93.2%	93.3%	93.4%

Average % leased - Same properties only	93.1%	93.0%	93.5%	93.6%

Rental rate growth -YTD (1)	-2.7%	-2.3%	-2.0%	-2.5%

Same property NOI growth - YTD	1.6%	1.1%	-6.3%	-6.6%

Same property NOI growth without termination fees - YTD	0.8%	0.1%	-5.9%	-6.7%

Same property NOI growth without termination fees or provision for doubtful accounts - YTD	-1.2%	-1.0%	-3.5%	-4.0%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

December 31, 2010, 2009 and 2008

	2010	2009	2008
Assets
Real estate investments at cost:
Land, building and improvements	$3,378,221,458	2,993,704,413	2,897,155,188
Properties in development	610,932,328	920,426,744	1,078,885,554

	3,989,153,786	3,914,131,157	3,976,040,742
Less: accumulated depreciation	700,878,014	622,163,237	554,595,228

	3,288,275,772	3,291,967,920	3,421,445,514
Operating properties held for sale	—	19,611,481	66,446,995
Investments in real estate partnerships	428,592,272	326,211,897	383,407,938

Net real estate investments	3,716,868,044	3,637,791,298	3,871,300,447

Cash and cash equivalents	22,460,118	99,477,017	21,533,019
Accounts receivable, net of allowance for uncollectible accounts	36,599,785	40,871,064	66,201,397
Straight line rent receivables, net of reserves	45,241,286	39,292,481	37,595,112
Notes receivable	35,930,927	37,753,438	31,438,066
Deferred costs, net of accumulated amortization	63,164,623	58,376,461	57,476,785
Acquired lease intangible assets, net of accumulated amortization	18,219,347	10,007,309	12,902,821
Other assets	35,163,886	50,237,446	43,927,668

Total assets	$3,973,648,016	3,973,806,514	4,142,375,315

Liabilities and Equity
Liabilities:
Notes payable	$2,084,469,325	1,886,380,298	1,837,904,495
Unsecured credit facilities	10,000,000	—	297,666,667

Total notes payable	2,094,469,325	1,886,380,298	2,135,571,162
Accounts payable and other liabilities	101,046,404	99,144,898	141,395,128
Derivative instruments, at fair value	—	28,363,231	83,690,668
Acquired lease intangible liabilities, net of accumulated accretion	6,682,371	5,895,885	7,864,832
Tenants’ security and escrow deposits	10,790,173	10,627,805	11,571,209

Total liabilities	2,212,988,273	2,030,412,117	2,380,092,999

Equity:
Stockholder’s Equity:
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	818,869	815,393	756,349
Additional paid in capital, net of treasury stock	2,038,005,776	2,022,670,478	1,666,849,877
Accumulated other comprehensive loss	(80,885,436)	(49,973,134)	(90,688,873)
Distributions in excess of net income	(531,504,340)	(373,345,394)	(155,056,788)

Total stockholders’ equity	1,701,434,869	1,875,167,343	1,696,860,565

Noncontrolling Interests:
Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	(761,705)	7,320,848	8,283,914
Limited partners’ interest in consolidated partnerships	10,828,602	11,748,229	7,979,860

Total noncontrolling interests	59,224,874	68,227,054	65,421,751

Total equity	1,760,659,743	1,943,394,397	1,762,282,316

Total liabilities and equity	$3,973,648,016	3,973,806,514	4,142,375,315

Ratios	2010	2009	2008
Debt to real estate assets, before depreciation	47.4%	44.3%	48.3%
Debt to total assets, before depreciation	44.8%	41.0%	45.5%
Debt to total assets, before depreciation and including prorata share of JV’s (1)	48.3%	45.9%	50.0%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	54.0%	51.9%	55.8%
Unsecured assets to total real estate assets (wholly owned only)	81.6%	81.6%	87.5%
Unsecured NOI to total NOI (wholly owned only)	81.5%	79.5%	86.8%

(1)	debt ratio would be 47.9% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations

For the Periods Ended December 31, 2010 and 2009

(Asset sales not separated as discontinued operations as required by GAAP—See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2010	2009	2010	2009
Real Estate Revenues:
Minimum rent	$88,071,131	87,319,022	$348,068,198	352,135,233
Percentage rent	1,517,268	2,342,088	2,540,193	3,584,531
Recoveries from tenants	21,931,158	21,877,979	92,653,014	90,128,317
Termination Fees	189,080	2,211,596	6,117,717	4,885,050
Other income	1,321,874	1,231,070	8,786,420	8,879,099

	113,030,511	114,981,755	458,165,542	459,612,230

Real Estate Operating Expenses:
Operating and maintenance	18,229,382	18,686,526	70,703,343	67,229,289
Provision for doubtful accounts	1,276,472	1,388,048	3,954,036	9,077,824
Real estate taxes	11,980,365	11,614,346	55,082,533	55,107,746

	31,486,219	31,688,920	129,739,912	131,414,859

Net Operating Income	81,544,292	83,292,835	328,425,630	328,197,371

Fees, Development and Outparcel Gains:
Asset management fees	1,728,702	1,950,359	6,695,228	9,670,732
Property management fees	3,830,699	3,830,954	15,598,903	15,030,720
Transaction fees	—	—	2,593,828	7,781,484
Leasing commissions and other fees	866,148	2,247,081	4,511,587	5,806,479
Development gains	—	2,043,380	38,456	6,029,900
Gain on sale of outparcels	217,091	105,891	660,837	20,436
Dead deal and Acquisition costs	(161,085)	(448,881)	(1,194,897)	(4,250,940)
Provision for income tax (expense)	2,451,724	(363,372)	1,498,967	386,437

	8,933,279	9,365,412	30,402,909	40,475,248

Other Operating Expense (Income):
General and administrative	13,581,294	16,808,385	56,324,461	54,135,928
Other expenses	524,325	777,690	2,634,176	2,163,819
Depreciation and amortization (including FF&E)	30,700,533	30,227,958	124,008,580	117,995,301
Interest expense, net	37,557,209	29,235,478	129,529,085	112,022,666
Gain on sale of operating properties including taxes	(593,768)	(19,103,538)	(7,947,336)	(18,971,075)
Provision for impairment - wholly owned properties	26,615,044	—	26,615,044	104,401,989
Hedge ineffectiveness (1)	—	3,294,246	(1,418,709)	3,294,246

	108,384,637	61,240,219	329,745,301	375,042,874

Equity in Income (Loss) of Unconsolidated Partnerships:
Operating income (loss)	2,937,224	22,750	8,350,200	(1,544,383)
Gain on sale of operating properties	863,561	—	1,795,733	1,225,738
Provision for impairment - JV properties	(16,676,754)	—	(23,029,922)	(26,054,103)

	(12,875,969)	22,750	(12,883,989)	(26,372,748)

Net Income (Loss)	(30,783,035)	31,440,778	16,199,248	(32,743,003)

Noncontrolling Interests:
Preferred units	931,248	931,248	3,724,992	3,724,992
Exchangeable operating partnership units	(70,000)	173,683	84,892	(216,392)
Limited partners’ interest in consolidated partnerships	104,217	86,835	375,641	452,445

Net Income Attributable to Noncontrolling Interests	965,465	1,191,766	4,185,525	3,961,045

Net Income (Loss) Attributable to Controlling Interests	(31,748,500)	30,249,012	12,013,723	(36,704,048)

Preferred Stock Dividends	4,918,791	4,918,791	19,675,164	19,675,164

Net Income (Loss) Attributable to Common Stockholders	$(36,667,291)	25,330,221	$(7,661,441)	(56,379,212)

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

(1)

Hedge ineffectiveness has historically been a charge to earnings related to an over-hedged position as a result of changing future debt issuance assumptions. In October 2010, we accelerated previous debt assumptions by issuing $250 MM of unsecured debt and settled our remaining hedge. As a result, previous ineffectiveness charges of $2.3 MM reversed in September 2010 and were recorded as income.

Funds From Operations (FFO) and Other Information

For the Periods Ended December 31, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009
Reconciliation of Net income (loss) to Funds from Operations

Net income (loss) attributable to common stockholders	$(36,667,291)	25,330,221	$(7,661,441)	(56,379,212)
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	25,793,275	26,224,899	104,724,242	97,962,976
Depreciation and amortization - unconsolidated partnerships	11,949,301	9,424,913	49,345,575	37,735,678
Consolidated JV partners’ share of depreciation	(134,051)	(135,226)	(539,592)	(539,430)
Amortization of leasing commissions and intangibles	3,890,263	4,323,860	15,110,831	15,678,543
Gain on sale of operating properties (2)	(1,457,329)	(20,525,860)	(9,743,069)	(21,619,136)
Income deferrals under the Restricted Gain Method for GAAP	—	13,135,336	—	13,135,336
Noncontrolling interest of exchangeable partnership units	(70,000)	173,683	84,892	(216,392)

Funds From Operations (1)	$3,304,168	57,951,826	$151,321,438	85,758,363

Reconciliation of FFO to Recurring FFO

Funds from operations	$3,304,168	57,951,826	$151,321,438	85,758,363
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax (2)	(3,344,442)	(1,337,018)	(1,840,075)	(2,316,335)
Provision for impairment (2)	43,291,798	—	49,644,966	131,878,424
Provision for hedge ineffectiveness	—	3,294,246	(1,418,709)	3,294,246
Loss on early debt extinguishment	4,242,776	75,200	4,242,776	2,784,117
Restructuring charges	—	4,092,142	—	7,488,964
Transaction fees and promotes	—	(13,135,336)	(2,593,828)	(20,916,820)

Recurring Funds From Operations (1)	$47,494,300	50,941,060	$199,356,568	207,970,959

FFO Per Share Reconciliation (Diluted):
Net income (loss) attributable to common stockholders	$(0.44)	$0.31	$(0.10)	$(0.74)
Adjustments to reconcile to Funds from Operations per share:
Depreciation and amortization - consolidated real estate	0.31	0.32	1.27	1.27
Depreciation and amortization - unconsolidated partnerships	0.14	0.12	0.59	0.49
Consolidated JV partners’ share of depreciation	—	—	(0.01)	(0.01)
Amortization of leasing commissions and intangibles	0.05	0.05	0.18	0.20
Gain on sale of operating properties (2)	(0.02)	(0.25)	(0.12)	(0.28)
Gain deferrals under the Restricted Gain Method	—	0.16	—	0.17

Funds From Operations	$0.04	$0.71	$1.81	$1.10

Reconciliation of FFO to Recurring FFO

Funds from operations	$0.04	$0.71	$1.81	$1.10
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax (2)	(0.04)	(0.02)	(0.02)	(0.03)
Provision for impairment loss (2)	0.51	—	0.60	1.70
Provision for hedge ineffectiveness	—	0.04	(0.02)	0.04
Loss on early debt extinguishment	0.05	—	0.05	0.04
Restructuring charges	—	0.05	—	0.10
Transaction fees and promotes	—	(0.15)	(0.03)	(0.27)

Funds From Operations - Recurring	$0.56	$0.63	$2.39	$2.68

(1)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 2 of this supplemental report.
(2)	Includes Regency’s pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures

For the Periods Ended December 31, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009

Additional Disclosures:

Straight-line rental income, net of reserve	$1,657,713	1,518,770	$6,201,974	3,958,994
Above- and below- market rent amortization	202,226	474,187	1,162,824	1,867,420
Pro-rata share of JV straight-line rental income, net	207,633	438,668	1,592,128	745,913
Pro-rata share of JV above- and below- mkt rent amortization	538,869	536,124	2,301,238	2,271,137

Debt premium amortization income	$12,416	31,965	$17,777	127,863
FFO impairment losses including pro-rata share of JV’s	43,291,798	—	49,644,966	131,878,424
Hedge ineffectiveness charged against net income	—	3,294,246	(1,418,709)	3,294,246
Stock based compensation expense	2,156,358	1,014,362	7,467,597	6,242,247
Capitalized direct leasing compensation costs	4,274,999	3,003,171	11,000,000	12,012,684
Capitalized direct development compensation costs	1,211,270	90,859	2,662,657	6,501,057

Fees earned from 3rd parties as reported for GAAP	$6,425,549	8,028,394	$29,399,546	38,289,415
Fees earned from 3rd parties, excluding REG owned portion	5,026,432	6,905,591	23,757,292	33,827,046

Components of same property NOI (wholly owned and Regency’s pro-rata share of co-investment partnerships):
Revenues	$125,417,574	128,365,519	$514,938,888	513,543,318
Expenses	33,851,186	37,337,441	146,205,709	149,089,974

Same property NOI	$91,566,388	91,028,078	$368,733,179	364,453,344

Capital Expenditures (non-revenue enhancing only):

Leasing commissions - consolidated properties	$3,345,468	2,710,440	$11,796,028	9,483,731
Tenant improvements - consolidated properties	2,096,352	1,337,650	5,645,015	4,336,606
Building improvements - consolidated properties	5,213,225	5,294,710	12,238,483	10,072,005

Pro-rata share of unconsolidated leasing commissions	$484,185	454,920	$1,846,685	1,801,677
Pro-rata share of unconsolidated tenant improvements	457,180	133,501	1,318,555	694,254
Pro-rata share of unconsolidated building improvements	1,787,305	820,198	3,671,943	1,897,319

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended December 31, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009

Revenues:
Minimum rent	$88,041,206	85,708,691	$347,122,126	344,708,994
Percentage rent	1,517,268	2,342,088	2,540,193	3,584,531
Recoveries from tenants and other income	23,917,934	25,262,892	107,744,488	101,490,434
Management, transaction, and other fees	6,425,549	8,028,394	29,399,546	38,289,415

Total revenues	119,901,957	121,342,065	486,806,353	488,073,374

Operating Expenses:
Depreciation and amortization	30,700,533	29,765,619	123,730,787	116,455,755
Operating and maintenance	18,214,134	18,421,958	70,374,590	65,888,241
General and administrative	13,581,293	16,808,386	56,324,460	54,135,929
Real estate taxes	11,906,150	11,344,920	54,756,496	53,698,065
Provision for doubtful accounts	1,272,047	1,131,820	3,941,059	8,676,927
Other expenses	(1,574,979)	3,794,475	2,495,681	8,283,729

Total operating expenses	74,099,177	81,267,178	311,623,073	307,138,646

Other Expense (Income):
Interest expense, net of interest income	33,314,433	29,160,278	125,286,514	109,238,549
(Gain) loss on sale of operating properties and properties in development	51,065	(19,442,805)	(993,094)	(19,357,350)
Provision for impairment	26,615,044	—	26,615,044	97,519,184
Loss on early debt extinguishment	4,242,776	75,200	4,242,776	2,784,117
Gain on derivative instruments	—	3,294,246	(1,418,709)	3,294,246

Total other expense	64,223,318	13,086,919	153,732,531	193,478,746

Income (loss) before equity in income (loss) of investments in real estate partnerships	(18,420,538)	26,987,967	21,450,749	(12,544,018)

Equity in income (loss) of investments in real estate partnerships	(12,875,969)	22,750	(12,883,989)	(26,372,748)

Income (loss) from continuing operations	(31,296,507)	27,010,717	8,566,760	(38,916,766)

Discontinued Operations, net:
Operating income (loss)	(296,709)	2,500,031	55,203	338,802
Gain on sale of properties	810,181	1,930,029	7,577,285	5,834,960

Income from discontinued operations	513,472	4,430,060	7,632,488	6,173,762

Net income (loss)	(30,783,035)	31,440,777	16,199,248	(32,743,004)

Noncontrolling Interests:
Preferred units	(931,248)	(931,248)	(3,724,992)	(3,724,992)
Exchangeable operating partnership units	70,000	(173,683)	(84,892)	216,392
Limited partners’ interests in consolidated partnerships	(104,217)	(86,834)	(375,641)	(452,444)

Net income attributable to noncontrolling interests	(965,465)	(1,191,765)	(4,185,525)	(3,961,044)

Net income (loss) attributable to controlling interests	(31,748,500)	30,249,012	12,013,723	(36,704,048)

Preferred stock dividends	(4,918,791)	(4,918,791)	(19,675,164)	(19,675,164)

Net income (loss) attributable to common stockholders	$(36,667,291)	25,330,221	$(7,661,441)	(56,379,212)

These consolidated statements of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

December 31, 2010 and 2009

Total Debt Outstanding:	12/31/10	12/31/09
Mortgage loans payable:
Fixed rate secured loans	$401,545,902	398,820,411
Variable rate secured loans	11,189,507	5,595,579
Unsecured debt offering fixed rate	1,671,733,916	1,481,964,308
Unsecured credit facilities	10,000,000	—

Total	$2,094,469,325	1,886,380,298

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total

2011	$4,956,904	7,664,904	181,691,000	194,312,808
2012	5,266,861	—	202,377,000	207,643,861
2013	5,150,928	16,341,133	—	21,492,061
2014	4,380,050	21,211,652	150,000,000	175,591,702
2015	3,136,459	46,250,773	350,000,000	399,387,232
2016	2,624,443	14,161,145	—	16,785,588
2017	1,883,139	75,510,750	400,000,000	477,393,889
2018	1,208,718	57,357,573	—	58,566,291
2019	—	106,000,000	—	106,000,000
2020	—	189,505,285	—	189,505,285
>10 years	—	—	250,000,000	250,000,000
Unamortized debt (discount)/premium		729,692	(2,939,084)	(2,209,392)

	$28,607,502	534,732,907	1,531,128,916	2,094,469,325

(1)	Includes unsecured public debt and unsecured credit facilities. The Line is included in 2012 maturities and matures in February 2012.

Percentage of Total Debt:	12/31/10	12/31/09
Fixed	99.0%	99.7%
Variable	1.0%	0.3%

Current Average Interest Rates:(2)
Fixed	6.0%	6.4%
Variable	2.6%	5.3%
Effective Interest Rate	5.9%	6.4%

(2)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date
Fixed	August 6, 2016	November 11, 2014
Variable	June 23, 2012	March 15, 2014

Summary of Consolidated Debt

December 31, 2010 and 2009

Lender:	Secured Property	Rate	Maturity	12/31/10	12/31/09
Fixed Rate Loans:
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	4/1/10	$—	9,698,306
Principal Global Investors	Anastasia Plaza	4.440%	5/1/10	—	4,480,000
Principal Global Investors	Shoppes @ 104	4.440%	5/1/10	—	7,000,000
Debt Offering	Unsecured	8.450%	9/1/10	—	130,445,364
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	—	5,231,192
Debt Offering	Unsecured	8.000%	12/15/10	—	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	—	2,377,814
Debt Offering	Unsecured	7.950%	1/15/11	161,691,000	173,461,417
Wells Fargo	Market at Opitz Crossing	7.300%	3/1/11	—	11,517,074
Berkshire Commons Inc.	Berkshire Commons Land	5.000%	4/30/11	605,000	—
Debt Offering	Unsecured	7.250%	12/12/11	19,987,515	19,975,017
Debt Offering	Unsecured	6.750%	1/15/12	192,345,754	249,923,348
PNC Bank	Gateway Shopping Center	7.110%	5/1/13	18,476,253	19,296,330
TIAA	Northgate Square	5.640%	1/10/14	6,173,237	6,364,464
Debt Offering	Unsecured	4.950%	4/15/14	149,876,702	149,838,764
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	7/1/14	8,008,429	8,373,196
Glenview State Bank	Glen Oak Plaza	5.750%	10/1/14	6,265,684	—
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	1/1/15	7,786,557	8,018,769
United of Omaha Life Insurance Co.	Fleming Island	7.400%	2/5/15	1,338,047	1,602,475
Escrow Bank, USA	Twin City Plaza	5.650%	4/6/15	42,489,753	43,085,017
Debt Offering	Unsecured	5.250%	8/1/15	349,774,994	349,725,002
Municipal Tax Bonds Payable	Friars Mission Center	7.600%	9/2/15	609,058	703,869
GMAC	Naples Walk	6.150%	8/11/16	16,858,532	17,251,452
Jefferson Pilot	Peartree Village	8.400%	6/1/17	9,513,172	9,926,759
Allianz Life Insurance Company of N. A.	4S Commons Town Center	6.000%	6/10/17	62,500,000	62,500,000
Debt Offering	Unsecured	5.875%	6/15/17	398,784,780	398,595,396
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	8/1/17	8,889,529	9,096,183
TIAA	Westchase	5.520%	7/10/18	8,297,055	8,526,187
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%	12/1/18	17,000,000	17,000,000
Guardian Life Insurance Company	El Cerrito Plaza	6.380%	12/1/18	41,105,619	41,618,622
Allianz Life Insurance Company of N. A.	Tassajara Crossing	7.750%	7/10/19	19,800,000	19,800,000
Allianz Life Insurance Company of N. A.	Plaza Hermosa	7.750%	7/10/19	13,800,000	13,800,000
Allianz Life Insurance Company of N. A.	Sequoia Station	7.750%	7/10/19	21,100,000	21,100,000
Allianz Life Insurance Company of N. A.	Mockingbird Common	7.750%	7/10/19	10,300,000	10,300,000
Allianz Life Insurance Company of N. A.	Sterling Ridge	7.750%	7/10/19	13,900,000	13,900,000
Allianz Life Insurance Company of N. A.	Frisco Prestonbrook	7.750%	7/10/19	6,800,000	6,800,000
Allianz Life Insurance Company of N. A.	Wellington Town Square	7.750%	7/10/19	12,800,000	12,800,000
Allianz Life Insurance Company of N. A.	Berkshire Commons	7.750%	7/10/19	7,500,000	7,500,000
Allianz Life Insurance Company of N. A.	Willow Festival	5.750%	1/10/20	39,505,285	—
Debt Offering	Unsecured	6.000%	6/15/20	149,009,838	—
Debt Offering	Unsecured	4.800%	4/15/21	249,658,333	—
Unamortized (discounts)/premiums on assumed debt of acquired properties				729,692	(847,297)

Total Fixed Rate Debt				$2,073,279,818	1,880,784,720

Variable Rate Loans:
PNC Bank	Seminole Shoppes	LIBOR + 3.00%	9/2/11	$7,059,904	991,975
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.55%	2/11/12	10,000,000	—
US Bank	Kroger New Albany Center	LIBOR + 3.80%	10/1/14	4,129,603	4,603,603

Total Variable Rate Debt				$21,189,507	5,595,578

Total				$2,094,469,325	1,886,380,298

Summary of Unsecured Public Debt Covenants

December 31, 2010

	Required		9/30/10	6/30/10	3/31/10	12/31/09

Fair Market Value Calculation Method Covenants (1)
Total Consolidated Debt to Total Consolidated Assets	≤	65%	36%	36%	35%	34%
Secured Consolidated Debt to Total Consolidated Assets	≤	40%	7%	7%	7%	7%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5x	2.7	2.7	2.6	2.5
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%	294%	292%	309%	310%

Historical Cost Basis Covenants (1)
Total Consolidated Debt to Total Undepreciated Assets	≤	60%	43%	43%	40%	39%
Secured Consolidated Debt to Total Undepreciated Assets	≤	40%	8%	8%	9%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5x	2.7	2.7	2.6	2.5
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%	249%	248%	262%	263%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company’s most recent Form 10-Q or Form 10-K filing.

(1)	For a complete listing of all Debt Covenant related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Summary of Preferred Units and Stock

December 31, 2010

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs

Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2014	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

December 31, 2010

Property Name	Co-investment Partner	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
Mar-10 Increase investment in GRI-JV to 40% from 25%			NA	$239,717,622	$239,717,622	9.6%
Sep-10 Glen Oak Plaza		Chicago, IL	62,400	$18,000,000	$18,000,000	6.7%	Trader Joe’s, Walgreen’s
Dec-10 Willow Festival		Northbrook, IL	405,572	$64,000,000	$64,000,000	6.5%	Whole Foods, Lowes, Best Buy, REI

Total			467,972	$321,717,622	$321,717,622	8.8%

Unconsolidated:
Acquisitions from 3rd Parties:
Mar-10 Providence Commons	CalSTRS	Charlotte, NC	191,301	$30,886,500	$7,721,625	8.9%	Harris Teeter, Lowe’s

Total			191,301	$30,886,500	$7,721,625	8.9%

Regency Contributions:

None			—	—	—	—

Total			—	—	—	—

Total Acquisitions from 3rd Parties			659,273	$352,604,122	$329,439,247	8.8%

Total Acquisitions including Regency Contributions			659,273	$352,604,122	$329,439,247	8.8%

Partnership with CalSTRS - Regency owns 25%

Operating Property Dispositions

December 31, 2010

Date	Property Name	Co-investment Partner	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant

Consolidated:
Jan-10	Santa Ana Downtown Plaza		Santa Ana, CA	100,306	$17,250,000	$17,250,000	8.9%	Food 4 Less
Oct-10	Atascocita Center		Houston, TX	93,484	$9,850,000	$9,850,000	7.9%	Kroger

				193,790	$27,100,000	$27,100,000	8.5%

Unconsolidated:
Apr-10	Memorial Collections	GRI	Houston, TX	103,330	$15,325,000	$6,130,000	8.6%	Randall’s
Dec-10	Stearns Crossing	Oregon	Bartlett, IL	91,413	$12,375,000	$2,475,000	9.1%	Dominick’s
Dec-10	Mayfair Shopping Center	GRI	Philadelphia, PA	97,777	$18,500,000	$7,400,000	8.5%	Shop N Bag
Dec-10	Village Commons	GRI	West Palm Beach, FL	169,053	$25,700,000	$10,280,000	6.8%	Publix

				461,573	$71,900,000	$26,285,000	7.9%

	Total Dispositions			655,363	$99,000,000	$53,385,000	8.2%

	Partnership with GRI - Regency owns 40%
	Partnership with Oregon - Regency owns 20%

Development Sales

December 31, 2010

Date	Property Name	Co-investment Partner	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant

Sales to Co-investment Partnerships:
	None			—	—	—	—	—

				—	—	—	—

Sales to Third Parties:
Feb-10 Highland Crossing			Highland, CA	45,000	$9,215,000	$9,215,000	9.4%	LA Fitness

				45,000	$9,215,000	$9,215,000	9.4%

	Total Development Sales			45,000	$9,215,000	$9,215,000	9.4%

Development Status Report

December 31, 2010

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield	Completion Yield (2)	Completion Year Yield Qtr / Year	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
In-Process:
Shoppes at Fairhope Village	AL	Mobile	Publix	07/01/09	$16,671,593	$18,426	7.1%	5.7%	Q2 - 2012	84,740	78%	84,740	78%
Applegate Ranch Shopping Center	CA	Merced	Wal-Mart, Target	08/01/08	37,815,400	(344,433)	5.0%	3.4%	Q2 - 2011	144,444	75%	464,136	92%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	11/01/09	32,392,195	662,665	4.4%	3.7%	Q4 - 2012	216,846	91%	216,846	91%
Indio Towne Center	CA	Riverside-San Bernardino- Ontario	WinCo Foods	09/01/08	41,351,777	1,472,456	5.4%	2.9%	Q4 - 2011	132,678	59%	368,512	85%
Indio Towne Center-Babies/Toys	CA	Riverside-San Bernardino- Ontario	Babies “R” Us, Toys “R” Us	10/01/11	6,060,184	4,697,003	10.6%	10.6%	Q4 - 2011	46,827	100%	46,827	100%
Jefferson Square	CA	Riverside-San Bernardino- Ontario	Fresh & Easy	10/01/11	9,356,119	(2,016,416)	5.5%	2.7%	Q2 - 2012	38,013	75%	38,013	75%
Paseo Del Sol	CA	Santa Barbara-Santa Maria- Goleta	Whole Foods	10/01/09	32,439,776	2,439,426	6.4%	6.4%	Q4 - 2012	49,680	77%	49,680	77%
Plaza Rio Vista	CA	Riverside-San Bernardino- Ontario	Stater Bros.	05/01/08	18,790,719	487,397	7.2%	4.0%	Q2 - 2011	67,622	84%	67,622	84%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,297,150	(1,129,334)	8.1%	5.8%	Q4 - 2011	94,090	81%	94,090	81%
NorthGate Village	CO	Greeley	King Soopers	03/01/11	5,405,138	478,592	9.1%	9.1%	Q4 - 2013	19,376	5%	139,912	87%
Shops at Quail Creek	CO	Boulder	King Soopers	05/01/09	7,325,932	(287,268)	11.4%	11.0%	Q2 - 2012	37,585	76%	137,429	94%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	6,709,434	(25,593)	8.1%	8.1%	Q4 - 2011	10,763	87%	108,928	99%
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	14,204,448	(3,906,679)	7.1%	4.5%	Q1 - 2013	69,679	88%	69,679	88%
Seminole Shoppes	FL	Jacksonville	Publix	09/01/10	15,259,116	1,423,510	9.8%	9.8%	Q3 - 2013	73,241	92%	73,241	92%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	8,891,780	(253,958)	6.5%	3.2%	Q4 - 2011	108,434	93%	108,434	93%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	08/01/09	7,670,562	499,199	3.0%	1.7%	Q3 - 2012	9,451	44%	151,649	97%
Airport Crossing	IN	Chicago-Naperville-Joliet	Kohl’s	10/01/07	2,684,960	(657,643)	6.2%	3.6%	Q1 - 2011	11,924	78%	101,835	97%
Walton Towne Center	KY	Cincinnati-Middletown	Kroger	11/01/08	6,543,406	(474,000)	7.7%	5.5%	Q4 - 2011	23,186	82%	139,618	97%
Shops at Saugus	MA	Boston-Cambridge-Quincy	PetSmart, La- Z-Boy	08/01/08	35,701,401	457,345	6.6%	6.3%	Q2 - 2011	90,055	92%	90,055	92%
Village at Lee Airpark (f.k.a. Village at Lee Airport)	MD	Baltimore-Towson	Giant	11/01/10	23,269,288	2,362,942	8.3%	8.0%	Q4 - 2013	95,002	90%	95,002	90%
State Street Crossing	MI	Ann Arbor	Wal-Mart	10/01/09	7,792,326	(95,237)	6.5%	1.8%	Q2 - 2011	21,049	60%	168,540	95%
Harris Crossing	NC	Raleigh-Cary	Harris Teeter	03/01/11	8,350,855	(281,589)	7.0%	6.4%	Q4 - 2012	65,150	85%	65,150	85%
Market at Colonnade	NC	Raleigh-Cary	Whole Foods	03/01/11	15,810,885	4,920,893	8.8%	8.8%	Q4 - 2013	57,511	77%	57,511	77%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	03/01/09	82,389,005	2,901,266	5.3%	3.6%	Q1 - 2012	330,907	79%	463,267	85%
Lower Nazareth Commons	PA	Allentown-Bethlehem- Easton	Target, Sports Authority	08/01/09	26,969,755	(787,911)	6.6%	6.6%	Q3 - 2012	65,367	92%	198,367	97%
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	02/01/09	9,875,605	356,676	8.3%	7.7%	Q4 - 2011	28,134	78%	109,398	94%
Waterside Marketplace	TX	Houston-Baytown- Sugar Land	Kroger	10/01/09	5,767,371	192,229	11.1%	11.1%	Q2 - 2012	24,858	93%	147,858	99%

Total In-Process Consolidated					$501,796,181	$13,109,964	6.5%	5.2%		2,016,612	82%	3,856,339	90%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	16,899,689	(1,096,806)	10.0%	7.0%	Q3 - 2011	90,041	78%	90,041	78%
Shoppes at Bartram Park - Phase III	FL	Jacksonville	Publix	10/01/04	2,034,206	(649,744)	12.8%	9.7%	Q1 - 2012	14,639	30%	33,639	70%

Total In-Process Unconsolidated					$18,933,895	$(1,746,551)	10.3%	7.3%		104,680	71%	123,680	76%

Total In-Process		29			$520,730,077	$11,363,413	6.7%	5.3%		2,121,292	81%	3,980,019	90%

Completions:
Hibernia Pavilion	FL	Jacksonville	Publix	08/01/08	9,529,023	71,900	8.4%	7.7%	Q1 - 2010	51,298	95%	51,298	95%
Red Bank Village	OH	Cincinnati-Middletown	Wal-Mart	11/01/09	15,463,261	(10,231)	7.0%	4.7%	Q1 - 2010	164,317	97%	164,317	97%
Wadsworth Crossing	OH	Cleveland- Elyria-Mentor	Bed Bath & Beyond, Office Max	02/01/07	24,152,372	(1,107,611)	7.0%	5.4%	Q1 - 2010	108,164	89%	474,886	97%
Shops at Stonewall	VA	Washington-Arlington-Alexandria	Wegmans	11/01/08	48,003,101	(364,101)	8.8%	7.3%	Q1 - 2010	267,175	95%	267,175	95%
Buckwalter Place Ph I	SC	Hilton Head Island-Beaufort	Publix	09/01/08	11,237,953	(1,283,141)	7.5%	5.7%	Q2 - 2010	59,601	95%	59,601	95%
Shops at Highland Village	TX	Dallas-Fort Worth-Arlington	AMC Theater, Barnes & Noble	10/01/07	101,867,400	5,987,046	7.3%	5.5%	Q2 - 2010	351,635	83%	351,635	83%
Vine at Castaic	CA	Los Angeles-Long Beach- Santa Ana	NA	10/01/07	10,097,407	216,510	6.7%	4.0%	Q3 - 2010	27,314	66%	30,814	70%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	4,067,368	(130,152)	10.3%	8.3%	Q3 - 2010	22,491	66%	206,796	96%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	10,513,358	(2,229,002)	9.7%	5.0%	Q3 - 2010	73,717	81%	88,537	84%
Lebanon Center	TN	Nashville-Davidson- Murfreesboro	Publix	09/01/07	8,987,847	(163,975)	8.4%	6.9%	Q3 - 2010	63,800	89%	63,800	89%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	11,624,680	(1,132,798)	7.0%	5.5%	Q4 - 2010	54,926	89%	54,926	89%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,557,508	139,756	7.3%	-0.6%	Q4 - 2010	8,400	17%	23,220	70%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,283,256	(304,209)	9.7%	8.5%	Q4 - 2010	73,634	93%	73,634	93%
Westwood Village	TX	Houston-Baytown- Sugar Land	Target, TJ Maxx, Ross	03/01/08	36,803,893	(5,701,794)	8.4%	6.5%	Q4 - 2010	183,546	95%	310,420	97%

Total Completed (4)		14			$306,188,427	$(6,011,804)	7.9%	6.0%		1,510,018	89%	2,221,059	93%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The yield at completion, no later than 3 years from last company owned anchor open date or 4 years from sitework start date.
(3)	The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds is estimated to be 6.25% (in-process) and 7.27% (completions).
(4)	All completed projects are consolidated.

Projected Development Funding, Completions and Land Held

December 31, 2010

In-Process Developments Projected Funding (1)

($ Thousands)

Q1 2011E	Q2 2011E	Q3 2011E	Q4 2011E	2012+E

$4,500 - $6,500	$1,500 - $2,500	$1,500 - $2,500	$(1,000)(2) - $1,000	$2,000 - $4,000

Estimated Development Completion Schedule

($ Thousands)

	Completed(3)	Q1 2011E	Q2 2011E	Q3 2011E	Q4 2011E	2012+E

Net Dev. Costs:	$705,060	$2,500 - $3,000	$81,000 - $102,000	$35,000 - $58,000	$91,500 - $97,000	$255,000 - $305,000

Land Held for Future Development (4)

($ Thousands)

# of Projects	Net Development Costs To Date
16	$98,987

(1)	Net Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Negative amount due to expected outparcel proceeds.
(3)	Development properties already completed but not yet sold.
(4)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments

December 31, 2010

							Regency
Co-investment Partner and Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 12/31/10	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	Various	29	3,483,686	$580,253,330	$314,227,407	Various	20.00%	$62,845,481	$29,840,503	$(3,039,763)
(JV-CCV)	Cameron Village	1	554,738	105,953,121	47,300,000	Wells Fargo	30.00%	14,190,000	17,604,006	(220,854)

		30	4,038,424	686,206,451	361,527,407

GRI
(JV-GRI)	Various	83	10,410,220	2,077,239,545	1,116,520,516	Various	40.00%	446,608,206	277,235,328	(6,672,316)

Charter Hall Retail REIT
(JV-M3)	Various	4	376,174	63,601,947	44,070,000	Various	24.95%	10,995,465	63,096	(108,462)

Charter Hall Retail REIT and DESCO
(JV-D)	Various	32	2,990,377	366,771,126	179,807,270	Various	16.35%	29,403,769	20,049,766	(817,197)

CalSTRS
(JV-RC)	Various	8	956,824	183,506,732	105,184,845	Various	25.00%	26,296,211	15,339,583	194,228

Regency Retail Partners
(JV-RRP)	Various	9	1,540,506	341,108,563	208,048,692	Various	20.00%	41,522,511	17,477,511	(3,565,297)

USAA
(JV-USA)	Various	8	809,079	134,294,388	66,932,500	Aviva Life	20.01%	13,391,855	3,940,876	(88,194)

Publix
(JV-O)	Shoppes at Bartram Park	1	119,958	20,647,308	—	—	50.00%	—	10,328,790	292,844
(JV-O)	Valleydale Village	1	118,466	10,508,905	—	—	50.00%	—	4,968,032	135,501
(JV-O)	Pebblebrook and Lynnhaven	2	140,638	24,715,723	—	—	50.00%	—	10,830,285	467,351
(JV-O)	Queensborough	1	82,333	4,284,901	—	—	50.00%	—	2,961,769	265,176
(JV-O)	Canopy Oak Center	1	90,041	17,866,778	—	—	50.00%	—	9,408,483	351,773

		6	551,436	78,023,615	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,559,869	—	—	50.00%	—	4,687,833	(201,009)
(JV-O)	White Oak Marketplace (1)	—	—	11,840,546	—	—	50.00%	—	5,867,141	(63,741)
(JV-O)	Indian Springs Center	1	136,625	18,526,096	26,843,888	Wells Fargo	50.00%	13,421,944	(4,073,334)	324,110

		1	136,625	39,926,511	26,843,888

Individual Investors
(JV-O)	East San Marco (1)	—	—	12,443,008	8,759,596	Wells Fargo	50.00%	4,379,798	2,062,604	(138,139)

		181	21,809,665	$3,983,121,886	$2,117,694,714			$663,055,241	$428,592,272	$(12,883,989)

(1) Land held for future development
Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers’ Investment in Real Estate Partnerships:

Equity of Regency Centers in Unconsolidated Partnerships									$557,374,488
less: APB 18 Impairment recorded at Regency Centers									(8,750,000)
less: Ownership percentage or Restricted Gain Method deferral recorded at Regency Centers									(41,829,894)
less: Net book equity in excess of purchase price for 15% buy-up in JV-GRI									(78,202,322)

Regency Centers’ Investment in Real Estate Partnerships									$428,592,272

Unconsolidated Balance Sheets

December 31, 2010 and 2009

	2010	2009
Assets
Real estate, at cost	$4,205,321,979	$4,328,501,701
Less: accumulated depreciation	565,801,328	486,480,914

	3,639,520,651	3,842,020,787
Properties in development	41,814,619	52,154,043

Net real estate investments	3,681,335,270	3,894,174,830

Cash and cash equivalents	61,387,146	40,957,706
Accounts receivable, net of allowance for uncollectible accounts	37,164,261	36,928,080
Straight line rent receivable, net of reserves	32,262,316	27,303,749
Deferred costs, less accumulated amortization	30,713,536	28,664,652
Acquired lease intangible assets, net	120,162,709	147,150,687
Other assets	14,866,754	3,899,697
Regency only assets (1)	5,229,894	6,101,947

Total assets	$3,983,121,886	$4,185,181,348

Liabilities and Equity
Liabilities:
Notes payable	$2,117,694,714	$2,477,927,642
Accounts payable and other liabilities	60,781,412	71,589,350
Tenants’ security and escrow deposits	8,448,349	8,422,049
Acquired lease intangible liabilities, net	75,551,209	87,008,903

Total liabilities	2,262,475,684	2,644,947,944

Equity:
Equity - Regency Centers	557,374,488	375,075,768
Equity - Third parties	1,163,271,714	1,165,157,636

Total equity	1,720,646,202	1,540,233,404

Total Liabilities and Equity	$3,983,121,886	$4,185,181,348

(1)	Capitalized development costs

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

December 31, 2010 and 2009

	2010	2009
Assets
Real estate, at cost	$1,338,374,799	$1,022,896,181
Less: accumulated depreciation	189,226,139	117,503,761

	1,149,148,660	905,392,420
Properties in development	19,882,852	21,875,458

Net real estate investments	1,169,031,512	927,267,878

Cash and cash equivalents	20,859,552	9,947,154
Accounts receivable, net of allowance for uncollectible accounts	11,515,022	8,788,044
Straight line rent receivable, net of reserves	10,260,756	6,675,060
Deferred costs, less accumulated amortization	10,019,998	6,954,873
Acquired lease intangible assets, net	30,918,136	32,253,561
Other assets	5,565,168	971,621
Regency only assets (1)	5,229,897	6,101,947

Total assets	$1,263,400,041	998,960,138

Liabilities and Equity
Liabilities:
Notes payable	$663,055,241	$585,472,337
Accounts payable and other liabilities	20,471,567	17,091,347
Tenants’ security and escrow deposits	2,784,264	2,098,233
Acquired lease intangible liabilities, net	19,714,481	19,222,453

Total liabilities	706,025,553	623,884,370

Equity:
Equity - Regency Centers	557,374,488	375,075,768

Total Liabilities and Equity	$1,263,400,041	$998,960,138

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended December 31, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009

Revenues:
Minimum rent	$81,425,234	84,595,781	$328,302,177	329,568,621
Percentage rent	994,050	1,613,219	2,530,029	3,712,963
Recoveries from tenants	21,235,787	24,062,525	98,109,389	95,131,072
Termination fees	292,968	157,112	2,404,391	1,557,035
Other income	1,449,417	937,292	5,683,047	4,080,130

Total revenues	105,397,456	111,365,929	437,029,033	434,049,821

Operating expenses:
Operating and maintenance	15,821,733	17,446,702	67,541,188	63,855,388
Real estate taxes	10,979,921	14,317,359	55,926,005	59,339,188
Provision for doubtful accounts	1,369,955	1,636,519	2,950,777	10,062,215
Other expenses	291,076	1,498,535	714,961	2,097,873

Total operating expenses	28,462,685	34,899,115	127,132,931	135,354,664

Net operating income	76,934,771	76,466,814	309,896,102	298,695,157

Other expense (income):
General and administrative	1,736,330	1,612,291	7,383,883	8,247,157
Depreciation and amortization expense	38,551,395	40,268,011	155,145,938	160,484,014
Interest expense, net	31,391,190	35,103,184	129,581,009	137,793,523
(Gain) loss on sale of real estate	(6,146,353)	1,729	(8,976,453)	(6,140,554)
Provision for impairment	61,475,125	—	78,908,136	104,415,989
Other expense	1,168	1,178	(383,172)	71,812

Total other expense	127,008,855	76,986,393	361,659,341	404,871,941

Net loss	$(50,074,084)	(519,579)	$(51,763,239)	(106,176,784)

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended December 31, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009

Revenues:
Minimum rent	$25,206,717	20,131,244	$105,252,684	78,386,959
Percentage rent	381,319	377,314	1,071,385	899,933
Recoveries from tenants	6,525,093	5,693,777	31,577,321	22,474,699
Termination fees	67,898	37,658	753,448	378,627
Other income	416,336	222,634	1,830,321	1,059,679

Total revenues	32,597,363	26,462,627	140,485,159	103,199,897

Operating expenses:
Operating and maintenance	4,914,452	4,192,156	21,942,003	15,235,210
Real estate taxes	3,366,832	3,521,686	17,883,954	14,172,927
Provision for doubtful accounts	411,025	385,385	1,116,501	2,472,837
Other expenses	95,387	391,092	255,195	531,611

Total operating expenses	8,787,696	8,490,319	41,197,653	32,412,585

Net operating income	23,809,667	17,972,308	99,287,506	70,787,312

Other expense (income):		—
General and administrative	432,418	367,028	1,826,697	1,890,108
Depreciation and amortization expense	11,829,906	9,465,260	49,361,754	37,933,052
Interest expense, net	9,370,109	8,197,967	40,872,144	32,347,815
(Gain) loss on sale of real estate	(1,613,415)	432	(2,745,455)	(2,214,055)
Provision for impairment	16,676,754	—	23,029,922	26,054,103
Other expense	584	590	(152,802)	35,906

Total other expense	36,696,356	18,031,277	112,192,260	96,046,929

Net loss before Regency only expense (income)	(12,886,689)	(58,969)	(12,904,754)	(25,259,617)

Regency only expense (income):
Accretion of excess investment	(50,655)	(93,109)	(202,626)	108,901
Depreciation of capitalized costs	39,935	11,390	197,097	67,012
Loss on sale of 100% costs	—	—	—	708,468
Brokerage fees	—	—	(15,236)	228,750

Total Regency only expense	(10,720)	(81,719)	(20,765)	1,113,131

Net income (loss)	$(12,875,969)	22,750	$(12,883,989)	(26,372,748)

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

December 31, 2010 and 2009

Total Debt Outstanding:	12/31/10	12/31/09
Mortgage loans payable:
Fixed rate secured loans	$2,097,889,505	2,403,835,297
Variable rate secured loans	—	47,234,600
Unsecured line of credit variable rate	19,805,209	26,857,745

Total	$2,117,694,714	2,477,927,642

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share

2011	$4,275,171	466,469,886	8,759,596	479,504,653	185,651,181
2012	6,488,517	244,418,295	11,045,613	261,952,425	98,976,581
2013	7,529,545	32,447,164	—	39,976,709	14,567,096
2014	7,713,580	77,304,285	—	85,017,865	24,345,793
2015	7,493,001	299,977,690	—	307,470,691	72,613,955
2016	7,686,005	328,915,570	—	336,601,575	103,031,335
2017	7,222,561	190,654,500	—	197,877,061	42,061,465
2018	7,334,849	87,341,126	—	94,675,975	21,044,392
2019	6,751,092	65,964,224	—	72,715,316	16,994,094
2020	4,284,489	213,785,832	—	218,070,321	79,243,218
>10 Years	8,379,548	10,874,061	—	19,253,609	3,584,397
Net unamortized debt premium		4,578,514	—	4,578,514	941,734

	$75,158,358	2,022,731,147	19,805,209	2,117,694,714	663,055,241

Percentage of Total Debt:	12/31/10	12/31/09
Fixed	99.1%	97.0%
Variable	0.9%	3.0%

Current Average Interest Rates:(1)
Fixed	5.8%	5.6%
Variable	2.1%	2.2%
Effective Interest Rate	5.8%	5.5%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	June 15, 2015	October 20, 2013
Variable	February 10, 2012	August 23, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	$656,466,320	565,738,498
Variable rate secured loans	—	11,808,650
Unsecured line of credit variable rate	6,588,921	7,925,189

Total	$663,055,241	585,472,337

Leasing Statistics - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2010

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2010	450	937,379	$20.06	-3.5%	5.6	$2.54
3rd Quarter 2010	460	1,117,023	17.81	-4.5%	5.5	2.61
2nd Quarter 2010	426	977,696	19.76	-0.1%	5.6	3.74
1st Quarter 2010	351	883,332	18.31	1.1%	6.1	4.61

Total - 12 months	1,687	3,915,430	$18.95	-1.8%	5.7	$3.33

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2010	179	356,171	$19.72	-11.1%	8.1	$5.62
3rd Quarter 2010	181	302,569	18.86	-12.6%	6.7	9.05
2nd Quarter 2010	150	350,341	20.12	0.2%	8.8	9.45
1st Quarter 2010	136	347,904	18.79	2.8%	8.5	10.47

Total - 12 months	646	1,356,985	$19.39	-4.5%	8.1	$8.63

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2010	271	581,209	$20.26	-0.6%	4.0	$0.65
3rd Quarter 2010	279	814,454	17.43	-1.9%	5.0	0.22
2nd Quarter 2010	276	627,355	19.56	-0.2%	3.8	0.54
1st Quarter 2010	215	535,427	18.00	0.1%	4.6	0.79

Total - 12 months	1,041	2,558,445	$18.72	-0.7%	4.4	$0.52

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Leasing Statistics - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2010

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2010	450	1,350,242	$19.40	-3.8%	5.7	$2.41
3rd Quarter 2010	460	1,592,220	17.81	-4.5%	5.4	2.82
2nd Quarter 2010	426	1,498,478	18.60	-0.8%	5.3	2.85
1st Quarter 2010	351	1,238,351	18.18	-1.5%	5.7	3.89

Total - 12 months	1,687	5,679,291	$18.48	-2.7%	5.5	$2.97

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2010	179	514,066	$19.00	-8.5%	8.5	$5.34
3rd Quarter 2010	181	452,181	18.08	-14.6%	6.8	9.42
2nd Quarter 2010	150	460,211	19.69	-1.6%	8.4	8.37
1st Quarter 2010	136	476,474	18.18	-2.5%	7.9	9.19

Total - 12 months	646	1,902,932	$18.74	-6.6%	7.9	$8.03

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2010	271	836,176	$19.65	-2.0%	3.9	$0.61
3rd Quarter 2010	279	1,140,039	17.70	-0.9%	4.8	0.20
2nd Quarter 2010	276	1,038,267	18.12	-0.5%	3.9	0.40
1st Quarter 2010	215	761,877	18.18	-0.9%	4.3	0.58

Total - 12 months	1,041	3,776,359	$18.34	-1.1%	4.3	$0.42

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Average Base Rent by State - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2010

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	143,973	0.5%	72.4%	$1,383,311	0.3%	$13.55
Arizona	4	409,967	1.4%	90.7%	5,328,392	1.2%	14.58
California	69	6,395,932	21.4%	93.8%	127,553,070	28.8%	21.87
Colorado	20	1,452,275	4.9%	88.6%	16,839,686	3.8%	13.31
Connecticut	1	71,945	0.2%	99.8%	1,650,537	0.4%	22.99
Delaware	4	335,315	1.1%	88.8%	4,300,180	1.0%	14.49
District of Columbia	2	12,437	0.0%	92.5%	709,493	0.2%	61.65
Florida	55	4,746,492	15.9%	92.4%	54,456,317	12.3%	12.84
Georgia	19	1,476,951	4.9%	88.3%	20,509,146	4.6%	16.09
Illinois	24	1,522,937	5.1%	93.2%	18,338,330	4.1%	13.28
Indiana	6	123,099	0.4%	78.5%	1,641,326	0.4%	17.75
Kentucky	1	23,186	0.1%	81.9%	379,055	0.1%	19.96
Maryland	16	742,331	2.5%	89.5%	11,553,185	2.6%	18.21
Massachusetts	3	408,814	1.4%	94.3%	6,768,931	1.5%	17.75
Michigan	2	118,273	0.4%	84.6%	1,177,044	0.3%	15.45
Minnesota	3	165,682	0.6%	97.0%	2,086,106	0.5%	13.04
Missouri	23	370,404	1.2%	96.8%	3,239,516	0.7%	10.27
Nevada	2	439,422	1.5%	79.5%	4,458,821	1.0%	12.76
New Jersey	2	62,593	0.2%	93.8%	984,788	0.2%	16.77
North Carolina	16	1,238,550	4.1%	90.4%	15,699,578	3.5%	14.21
Ohio	15	1,805,677	6.0%	93.1%	18,644,142	4.2%	11.17
Oregon	8	696,300	2.3%	96.7%	11,234,273	2.5%	16.90
Pennsylvania	11	635,208	2.1%	93.4%	11,692,076	2.6%	20.00
South Carolina	6	175,543	0.6%	96.3%	2,284,159	0.5%	13.51
Tennessee	7	493,393	1.6%	92.4%	6,080,768	1.4%	13.34
Texas	33	3,281,690	11.0%	90.1%	50,920,598	11.5%	17.55
Virginia	29	1,844,616	6.2%	94.0%	30,159,950	6.8%	17.53
Washington	11	629,702	2.1%	93.9%	11,470,331	2.6%	19.46
Wisconsin	2	107,651	0.4%	94.2%	753,471	0.2%	7.43

Total All Properties	396	29,930,357	100.0%	92.0%	$442,296,578	100.0%	$16.45

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2010

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	203,206	0.5%	70.1%	$1,805,910	0.3%	$12.94
Arizona	4	496,073	1.1%	91.1%	6,336,752	1.0%	14.26
California	69	8,766,970	19.4%	94.0%	169,855,280	26.0%	21.12
Colorado	20	2,064,400	4.6%	90.5%	24,037,499	3.7%	13.25
Connecticut	1	179,863	0.4%	99.8%	4,126,343	0.6%	22.99
Delaware	4	474,267	1.1%	88.1%	6,251,596	1.0%	15.06
District of Columbia	2	39,647	0.1%	90.6%	2,027,347	0.3%	56.42
Florida	55	5,308,855	11.8%	92.4%	61,684,706	9.5%	12.97
Georgia	19	1,671,632	3.7%	88.9%	22,832,705	3.5%	15.69
Illinois	24	3,143,802	7.0%	92.8%	35,491,642	5.4%	12.52
Indiana	6	273,253	0.6%	85.5%	3,564,476	0.5%	15.67
Kentucky	1	23,186	0.1%	81.9%	379,055	0.1%	19.96
Maryland	16	1,860,710	4.1%	89.8%	28,551,001	4.4%	17.62
Massachusetts	3	557,037	1.2%	95.8%	8,345,839	1.3%	15.76
Michigan	2	118,273	0.3%	84.6%	1,177,044	0.2%	15.45
Minnesota	3	483,520	1.1%	97.4%	5,990,560	0.9%	12.76
Missouri	23	2,265,467	5.0%	96.8%	19,813,555	3.0%	10.27
Nevada	2	439,422	1.0%	79.5%	4,458,821	0.7%	12.76
New Jersey	2	156,482	0.3%	93.8%	2,461,971	0.4%	16.77
North Carolina	16	2,189,581	4.9%	92.9%	29,012,232	4.4%	14.50
Ohio	15	2,235,335	5.0%	92.9%	23,881,823	3.7%	11.58
Oregon	8	752,161	1.7%	96.7%	11,932,449	1.8%	16.61
Pennsylvania	11	1,287,079	2.9%	93.5%	20,739,135	3.2%	17.42
South Carolina	6	360,718	0.8%	96.3%	4,436,719	0.7%	12.77
Tennessee	7	565,386	1.3%	92.7%	6,925,133	1.1%	13.21
Texas	33	4,153,026	9.2%	90.3%	63,208,677	9.7%	17.14
Virginia	29	3,699,659	8.2%	94.6%	64,135,617	9.8%	18.57
Washington	11	1,038,514	2.3%	92.7%	16,921,999	2.6%	17.61
Wisconsin	2	269,128	0.6%	94.2%	1,883,677	0.3%	7.43

Total All Properties	396	45,076,652	100.0%	92.6%	$652,269,562	100.0%	$16.03

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

December 31, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership%	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	- Operating	- Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,740	84,740	77.8%	77.8%			—	54,340	Publix	$14.89
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	64.6%	64.6%			—	44,271	Publix	$11.26

			AL			203,206	143,973	70.1%	72.4%	64.6%	64.6%	—	98,611

Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	90.1%	90.1%			—	55,256	Safeway	$14.86
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	93.2%	93.2%			—	55,403	Safeway	$12.79
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	91.7%	91.7%			—	—	Golf & Tennis Pro Shop, Inc.	$14.91
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	84.2%	84.2%			—	—	—	$12.46

			AZ			496,073	409,967	91.1%	90.7%	91.1%	90.7%	—	110,659

4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	96.2%	96.2%			—	68,000	Ralphs, Jimbo’s…Naturally!	$27.53
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	96,680	100.0%	100.0%			142,600	57,560	Albertsons, (Target)	$25.57
Applegate Ranch Shopping Center			CA	Merced	2006	144,444	144,444	75.0%	75.0%			319,692	178,500	(Super Target), (Home Depot)	$15.86
Auburn Village	JV-GRI	40%	CA	Sacramento-Arden-Arcade- Roseville	1990	133,944	53,578	89.4%	89.4%			—	45,540	Bel Air Market	$18.58
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1990	121,846	48,738	100.0%	100.0%			—	32,110	Mollie Stone’s Market	$20.86
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	18,663	94.1%	94.1%			—	34,208	Safeway	$24.03
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1987	352,022	140,809	98.0%	98.0%			—	24,867	Sprout’s Markets	$15.56
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260,205	260,205	94.0%	94.0%			—	14,000	Fresh & Easy, Home Depot	$19.55
Clovis Commons			CA	Fresno	2004	174,990	174,990	95.9%	95.9%			145,653	145,653	(Super Target)	$20.07
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	98.1%	98.1%			—	65,715	Safeway, Orchard Supply & Hardware	$15.79
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	91.5%	91.5%			—	40,000	Bristol Farms	$34.17
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	96.7%	96.7%			53,000	53,000	(Safeway)	$33.67
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	99.0%	99.0%			—	35,650	Von’s Food & Drug	$21.70
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256,035	256,035	97.9%	97.9%			66,700	77,888	(Lucky’s)	$25.12
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,549	90,549	93.9%	93.9%			—	42,315	Von’s Food & Drug	$15.41
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	98.3%	98.3%			—	22,500	Safeway	$19.79
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	98.0%	98.0%			123,735	43,718	Stater Bros., (Target)	$15.45
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.65
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	57,821	97.0%	97.0%			—	35,305	Albertsons	$24.23
Folsom Prairie City Crossing			CA	Sacramento-Arden-Arcade-Roseville	1999	90,237	90,237	98.0%	98.0%			—	55,255	Safeway	$19.64
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,752	98,752	94.1%	94.1%			—	44,054	Stater Bros.	$23.50
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,897	146,897	95.6%	95.6%			—	55,303	Ralphs	$28.41
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92,110	92,110	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	93.4%	93.4%			—	37,500	Gelson’s Markets	$17.03
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	216,846	216,846	91.1%	91.1%			—	—	Lowe’s	$4.73
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	89,860	76.9%	76.9%			—	—	—	$17.21
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	13,160	98.2%	98.2%			—	51,800	Ralphs	$22.03
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	92.7%	92.7%			—	44,376	Ralphs	$28.63
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2006	132,678	132,678	59.0%	59.0%			235,834	93,696	(Home Depot), (WinCo)	$17.60
Indio Towne Center Phase II			CA	Riverside-San Bernardino-Ontario	2010	46,827	46,827	100.0%	100.0%			—	—	Toys “R” Us/Babies “R” Us	NA
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38,013	38,013	74.7%	74.7%			—	13,969	Fresh & Easy	$17.94
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	16,777	96.7%	96.7%			38,917	38,917	(Albertsons)	$26.48
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.2%	98.2%			53,000	53,000	(Safeway)	$17.10
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	100.0%	100.0%			—	25,987	Whole Foods	$28.22
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	50,663	96.8%	96.8%			—	42,896	Safeway	$17.87
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,212	91,212	93.8%	93.8%			—	42,630	Stater Bros.	$21.72
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1964	102,139	40,856	94.6%	94.6%			—	44,180	Albertsons	$12.67
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	98.8%	98.8%			—	58,000	Albertsons	$20.30
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,286	83,286	94.5%	94.5%			—	43,842	Albertsons	$15.87
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	94.4%	94.4%			—	28,210	Henry’s Marketplace	$17.91
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2004	49,680	49,680	77.2%	77.2%			—	40,000	Whole Foods	$50.77
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	92.9%	92.9%			—	36,800	Von’s Food & Drug	$20.67
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1970	227,681	91,072	99.1%	99.1%			—	—	Target, Toys "R" Us	$21.95
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1987	212,415	84,966	96.4%	96.4%			—	50,000	Von’s Food & Drug	$18.05
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	100.0%	100.0%			—	10,122	Trader Joe’s	$29.04
Raley’s Supermarket	JV-C2	20%	CA	Sacramento-Arden-Arcade-Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1981	153,256	61,302	92.3%	92.3%			—	39,777	Von’s Food & Drug	$18.63
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	67,622	67,622	83.6%	83.6%			—	44,700	Stater Bros.	$15.93
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$18.34
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$29.46
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	93.5%	93.5%			—	48,000	Von’s Food & Drug	$23.46
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	88.5%	88.5%			62,050	62,050	(Safeway)	$33.73
Silverado Plaza	JV-GRI	40%	CA	Napa	1974	84,916	33,966	100.0%	100.0%			—	31,833	Nob Hill	$15.04
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,351	39,740	95.5%	95.5%			—	52,550	Safeway	$16.14
Stanford Ranch Village	JV-GRI	40%	CA	Sacramento-Arden-Arcade- Roseville	1991	89,875	35,950	95.1%	95.1%			—	45,540	Bel Air Market	$15.81
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	98.9%	98.9%			—	33,753	Safeway	$19.02
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	95.8%	95.8%			—	56,496	Safeway	$20.85

Portfolio Summary Report By Region

December 31, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership%	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	- Operating	- Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	39,360	94.4%	94.4%			—	40,775	Ralphs	$13.52
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,139	198,139	99.4%	99.4%			—	44,686	Albertsons, Target	$17.65
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	98.8%	98.8%			—	35,000	Whole Foods, Kohl’s	$22.76
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	92.1%	92.1%			—	42,500	Von’s Food & Drug	$18.90
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	27,314	27,314	66.4%	66.4%			—	—	—	$25.25
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	91.1%	91.1%			165,000	—	Krikorian Theaters, (Lowe’s)	$24.92
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Frazier Farms	$17.28
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$39.25
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,104	88,104	98.0%	98.0%			—	24,712	Safeway	$17.20
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,529	190,529	92.7%	92.7%			—	41,300	Von’s Food & Drug	$30.28
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	95.7%	95.7%			—	50,782	Albertsons	$25.30
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	95.7%	95.7%			—	77,648	El Super	$13.60
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	94.0%	94.0%			113,000	—	(Target)	$20.39
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1968	109,701	43,880	100.0%	100.0%			—	17,050	Fresh & Easy	$35.30

			CA			8,766,970	6,395,932	94.0%	93.8%	95.2%	95.6%	1,769,916	2,879,489

Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1956	375,522	150,209	96.1%	96.1%			—	71,074	King Soopers, Wal-Mart	$9.40
Arapahoe Village	JV-GRI	40%	CO	Boulder	1957	159,237	63,695	90.4%	90.4%			—	43,500	Safeway	$15.88
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	100.0%	100.0%			—	65,104	King Soopers	$15.34
Boulevard Center			CO	Denver-Aurora	1986	88,579	88,579	89.2%	89.2%			52,700	52,700	(Safeway)	$22.39
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	92.2%	92.2%			—	62,400	King Soopers	$8.47
Centerplace of Greeley Phase III			CO	Greeley	2007	94,090	94,090	81.5%	81.5%			—	—	Sports Authority	$14.69
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	1978	86,162	34,465	93.3%	93.3%			—	51,640	King Soopers	$10.71
Crossroads Commons	JV-C	20%	CO	Boulder	1986	143,625	28,725	96.7%	96.7%			—	39,247	Whole Foods	$26.93
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	66.2%	66.2%			184,305	50,000	(Wal-Mart Supercenter)	$23.05
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,030	25,008	93.8%	93.8%			—	66,000	King Soopers	$8.42
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	82.3%	82.3%			—	62,600	Safeway	$11.95
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	70.9%	70.9%			—	49,751	King Soopers	$11.79
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	91.6%	91.6%			—	61,040	King Soopers	$11.04
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	90.0%	90.0%			66,000	66,000	(King Soopers)	$27.01
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.80
NorthGate Village			CO	Greeley	2008	19,376	19,376	5.3%	5.3%			120,536	125,000	(King Soopers)	NA
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1977	82,750	33,100	96.2%	96.2%			—	55,311	King Soopers	$9.02
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	76.5%	76.5%			99,844	99,844	(King Soopers)	$23.59
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	93.3%	93.3%			—	69,719	King Soopers	$11.78
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	89.9%	89.9%			—	69,716	King Soopers	$12.73

			CO			2,064,400	1,452,275	90.5%	88.6%	92.0%	90.7%	523,385	1,230,559

Corbin’s Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	1962	179,863	71,945	99.8%	99.8%			—	10,150	Trader Joe’s	$22.99

			CT			179,863	71,945	99.8%	99.8%	99.8%	99.8%	—	10,150

Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	83.7%	83.7%			—	11,833	Trader Joe’s	$35.40
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	1930	16,835	6,734	100.0%	100.0%			—	—	—	$80.26

			DC			39,647	12,437	90.6%	92.5%	90.6%	92.5%	—	11,833

First State Plaza	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1988	164,779	65,912	85.1%	85.1%			—	57,319	Shop Rite	$14.92
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	231,772	231,772	89.4%	89.4%			—	49,069	Acme Markets, K-Mart	$12.76
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1971	66,808	26,723	89.1%	89.1%			—	—	—	$20.18
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73

			DE			474,267	335,315	88.1%	88.8%	88.1%	88.8%	—	106,388

Anastasia Plaza			FL	Jacksonville	1988	102,342	102,342	97.6%	97.6%			—	48,555	Publix	$11.23
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	87.3%	87.3%			—	35,908	Publix	$14.89
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	90.4%	90.4%			—	42,112	Publix	$12.00
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	98.9%	98.9%			—	65,537	Publix	$12.47
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	97.0%	97.0%			—	39,795	Publix, Wal-Mart, Bealls	$8.69
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	84.7%	84.7%			—	56,000	Winn-Dixie	$11.91
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,763	10,763	87.0%	87.0%			98,165	—	(Kohl’s)	$34.49
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,041	45,021	77.8%	77.8%			—	54,340	Publix	$17.85
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	93.2%	93.2%			—	—	—	$13.51
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	95.5%	95.5%			—	54,420	Publix	$17.64
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	93.6%	93.6%			—	51,420	Publix	$12.66
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.33
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	162,831	162,831	84.9%	84.9%			—	42,112	Publix	$12.92
East Towne Center			FL	Orlando	2003	69,841	69,841	84.0%	84.0%			—	44,840	Publix	$12.78
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	89.4%	89.4%			—	39,393	Publix	$15.81
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$13.16
Fleming Island			FL	Jacksonville	2000	136,663	136,663	67.7%	67.7%			129,807	47,955	Publix, (Target)	$14.56
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	95.7%	95.7%			—	42,112	Publix	$14.46
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%			—	54,379	Publix	$14.25
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	94.9%	94.9%			—	39,203	Publix	$17.15
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	16.7%	16.7%			—	—	—	$12.60
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71

Portfolio Summary Report By Region

December 31, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership%	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	- Operating	- Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%			—	47,955	Publix	$10.07
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	92.5%	92.5%			—	44,840	Publix	$12.98
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$13.79
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75,020	75,020	95.7%	95.7%			—	51,420	Publix	$11.69
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	63,871	31,936	100.0%	100.0%			—	44,271	Publix	$11.62
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	75.5%	75.5%			—	—	LA Fitness	$22.05
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	112,666	112,666	87.3%	87.3%			—	—	—	$15.77
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	83.4%	83.4%			—	—	—	$18.12
Millhopper Shopping Center			FL	Gainesville	1974	80,421	80,421	100.0%	100.0%			—	37,244	Publix	$14.07
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	87.9%	87.9%			—	51,420	Publix	$15.41
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.5%	95.5%			—	39,795	Publix, K-Mart	$7.65
Nocatee Town Center			FL	Jacksonville	2007	69,679	69,679	88.0%	88.0%			—	54,340	Publix	$14.34
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%			—	47,955	Publix	$12.60
Oakleaf Commons			FL	Jacksonville	2006	73,717	73,717	81.0%	81.0%			—	45,600	Publix	$13.88
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.1%	99.1%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.72
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2000	76,767	38,384	100.0%	100.0%			—	61,166	Publix	$13.05
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	96.8%	96.8%			—	37,866	Publix	$12.61
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	89.1%	89.1%			—	44,840	Publix	$15.71
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	95.8%	95.8%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.29
Seminole Shoppes			FL	Jacksonville	2009	73,241	73,241	91.6%	91.6%			—	54,340	Publix	$17.88
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	108,192	94.9%	94.9%			—	46,368	Winn-Dixie	$13.63
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,319	52,660	94.0%	94.0%			97,000	44,840	Publix, (Kohl’s)	$17.10
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,639	7,320	30.1%	30.1%			—	—	—	$21.08
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	65.0%	65.0%			—	—	—	$17.56
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$24.65
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	93.2%	93.2%			—	—	Kohl’s	$4.13
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9,451	9,451	44.5%	44.5%			143,055	—	(Target)	$21.00
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.41
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%			—	—	—	$26.61
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	97.1%	97.1%			—	36,434	Publix	$12.89
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	81.6%	81.6%			—	44,271	Publix	$10.45
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	93.5%	93.5%			—	46,779	Publix	$10.01
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	97.0%	97.0%			—	44,840	Publix	$19.08
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	95.2%	95.2%			—	51,420	Publix	$13.17
Willa Springs	JV-USAA	20%	FL	Orlando	2000	89,930	17,986	100.0%	100.0%			—	44,271	Publix	$16.19

			FL			5,308,855	4,746,492	92.4%	92.4%	93.0%	92.8%	596,798	2,030,412

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,345	53,345	59.7%	59.7%			—	—	—	$18.90
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%			—	—	—	$17.64
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	87.2%	87.2%			—	43,454	Publix	$14.48
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	98.4%	98.4%			—	—	—	$16.45
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$13.08
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	94.3%	94.3%			88,713	—	(Kohl’s), Hobby Lobby	$11.28
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	80,406	80,406	92.5%	92.5%			—	—	—	$11.83
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	82.0%	82.0%			—	45,044	Publix	$15.50
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	1986	89,351	17,870	100.0%	100.0%			—	44,271	Publix	$14.99
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	87.4%	87.4%			—	18,400	Fresh Market	$18.23
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	97,990	97,990	88.7%	88.7%			—	31,000	Publix	$17.28
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	84.6%	84.6%			—	51,420	Publix	$11.54
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	92.4%	92.4%			—	—	—	$18.64
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	93.0%	93.0%			—	47,814	Publix	$11.41
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%			—	—	—	$30.46
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,703	95,703	78.8%	78.8%			—	—	—	$23.55
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	96.2%	96.2%			—	47,955	Publix	$10.34
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	69.7%	69.7%			—	58,261	Kroger	$14.70
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	92.6%	92.6%			—	63,296	Kroger	$11.57

			GA			1,671,632	1,476,951	88.9%	88.3%	88.9%	88.3%	88,713	491,767

Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	99.1%	99.1%			—	72,397	Dominick’s	$14.30
Brentwood Commons	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1962	125,550	50,220	99.1%	99.1%			—	64,762	Dominick’s	$10.48
Carbondale Center	JV-D	16%	IL	Carbondale	1997	59,726	9,765	100.0%	100.0%			—	56,726	Schnucks	$10.21
Civic Center Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1989	264,973	105,989	98.0%	98.0%			—	87,135	Super H Mart, Home Depot	$10.84
Champaign Commons	JV-D	16%	IL	Champaign-Urbana	1990	88,105	14,405	90.7%	90.7%			—	72,326	Schnucks	$8.59
Country Club Plaza	JV-D	16%	IL	St. Louis	2001	86,867	14,203	94.4%	94.4%			—	54,554	Schnucks	$6.81
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	236,173	47,235	79.0%	79.0%			117,000	65,816	Dominick’s, (Target)	$13.04
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	87.1%	87.1%			—	64,937	Jewel / OSCO	$11.76
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	96.7%	96.7%			—	72,385	Dominick’s	$14.06
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	1967	62,616	62,616	97.6%	97.6%			—	11,944	Trader Joe’s	$20.88

Portfolio Summary Report By Region

December 31, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership%	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	- Operating	- Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,560	100.0%	100.0%			—	46,237	Schnucks	$8.28
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	97.5%	97.5%			—	69,540	Dominick’s	$12.55
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1988	100,526	40,210	38.2%	38.2%			—	—	—	$16.29
Montvale Commons	JV-D	16%	IL	Springfield	1996	73,937	12,089	98.1%	98.1%			—	62,447	Schnucks	$10.35
Oaks Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1983	135,005	54,002	91.5%	91.5%			—	63,863	Dominick’s	$14.68
Riverside Sq & River’s Edge	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1986	169,435	67,774	95.8%	95.8%			—	74,495	Dominick’s	$14.74
Riverview Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1981	139,256	55,702	93.1%	93.1%			—	50,094	Dominick’s	$10.56
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	98.4%	98.4%			—	65,977	Dominick’s	$14.68
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.34
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1984	95,825	38,330	100.0%	100.0%			—	63,000	Dominick’s	$11.41
Swansea Plaza	JV-D	16%	IL	St. Louis	1988	118,892	19,439	95.9%	95.9%			—	70,017	Schnucks	$10.01
Urbana Crossing	JV-D	16%	IL	Champaign-Urbana	1997	85,196	13,930	95.3%	95.3%			—	62,105	Schnucks	$11.16
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	123,855	123,855	91.5%	91.5%			—	51,304	Dominick’s	$10.87
Willow Festival			IL	Chicago-Naperville-Joliet	2007	405,616	405,616	95.5%	95.5%			—	60,040	Whole Foods, Best Buy, Lowe’s	$15.39

			IL			3,143,802	1,522,937	92.8%	93.2%	92.8%	93.2%	117,000	1,362,101

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,924	11,924	77.8%	77.8%			89,911	—	(Kohl’s)	$16.28
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,532	14,532	75.4%	75.4%			213,988	—	(Menards)	$23.88
Evansville West Center	JV-D	16%	IN	Evansville	1989	79,885	13,061	91.9%	91.9%			—	62,273	Schnucks	$8.49
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	50.0%	50.0%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$17.95
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	1987	85,923	34,369	84.9%	84.9%			64,000	64,000	(Kroger)	$16.87
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	2001	52,961	21,184	100.0%	100.0%			—	10,028	Trader Joe’s	$21.92

			IN			273,253	123,099	85.5%	78.5%	85.8%	78.6%	633,697	186,301

Walton Towne Center			KY	Cincinnati-Middletown	2007	23,186	23,186	81.9%	81.9%			116,432	116,432	(Kroger)	$19.96

			KY			23,186	23,186	81.9%	81.9%	NA	NA	116,432	116,432

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	90,055	90,055	91.9%	91.9%			—	11,000	Trader Joe’s	$25.20
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	100.0%	100.0%			—	59,970	Stop & Shop, BJ’s Warehouse	$10.64
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	94.3%	94.3%			—	62,500	Shaw’s, Marshall’s	$16.40

			MA			557,037	408,814	95.8%	94.3%	96.5%	94.9%	—	133,470

Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1966	102,904	41,162	89.3%	89.3%			—	—	—	$18.77
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	94.1%	94.1%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.54
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1995	137,035	54,814	87.7%	87.7%			—	70,057	Shoppers Food Warehouse	$18.69
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	1990	73,529	29,412	100.0%	100.0%			—	39,571	Super Fresh	$15.08
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	1986	81,016	32,406	85.8%	85.8%			—	10,370	Trader Joe’s	$34.73
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1978	22,328	8,931	93.3%	93.3%			—	—	—	$37.04
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1987	45,654	18,262	88.1%	88.1%			—	—	—	$18.75
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	96.4%	96.4%			—	53,754	Safeway	$25.48
Mitchellville Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1991	156,125	62,450	81.4%	81.4%			—	45,100	Food Lion	$21.60
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	1961	162,435	64,974	96.7%	96.7%			—	41,223	Super Fresh	$13.69
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	1990	125,146	50,058	86.8%	86.8%			—	44,264	Shoppers Food Warehouse	$15.12
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1960	106,469	42,588	93.4%	93.4%			—	63,643	Shoppers Food Warehouse	$10.19
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	1987	247,837	99,135	81.6%	81.6%			—	—	—	$14.81
Village at Lee Airpark			MD	Baltimore-Towson	2005	95,010	95,010	90.1%	90.1%			75,000	70,260	Giant Food, (Sunrise)	$21.35
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1985	113,443	45,377	94.8%	94.8%			—	43,205	Safeway	$18.89
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1954	67,403	26,961	88.6%	88.6%			—	—	—	$25.45

			MD			1,860,710	742,331	89.8%	89.5%	89.8%	89.4%	124,000	524,447

Fenton Marketplace			MI	Flint	1999	97,224	97,224	90.0%	90.0%			—	53,739	Farmer Jack	$13.88
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	60.0%	60.0%			147,491	—	(Wal-Mart)	$23.39

			MI			118,273	118,273	84.6%	84.6%	90.0%	90.0%	147,491	53,739

Affton Plaza	JV-D	16%	MO	St. Louis	2000	67,760	11,079	100.0%	100.0%			—	61,218	Schnucks	$6.06
Bellerive Plaza	JV-D	16%	MO	St. Louis	2000	115,252	18,844	93.3%	93.3%			—	67,985	Schnucks	$9.69
Brentwood Plaza	JV-D	16%	MO	St. Louis	2002	60,452	9,884	96.5%	96.5%			—	51,800	Schnucks	$9.70
Bridgeton	JV-D	16%	MO	St. Louis	2005	70,762	11,570	100.0%	100.0%			129,802	63,482	Schnucks, (Home Depot)	$11.92
Butler Hill Centre	JV-D	16%	MO	St. Louis	1987	90,889	14,860	96.3%	96.3%			—	63,304	Schnucks	$10.61
Capital Crossing	JV-D	16%	MO	Jefferson City	2002	85,149	13,922	94.4%	94.4%			—	63,111	Schnucks	$11.07
City Plaza	JV-D	16%	MO	St. Louis	1998	80,150	13,105	100.0%	100.0%			—	62,348	Schnucks	$9.34
Crestwood Commons	JV-D	16%	MO	St. Louis	1994	67,285	11,001	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16%	MO	St. Louis	1996	67,430	11,025	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16%	MO	St. Louis	1998	104,217	17,039	100.0%	100.0%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$11.86
Kirkwood Commons	JV-D	16%	MO	St. Louis	2000	467,703	76,469	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.50
Lake St. Louis	JV-D	16%	MO	St. Louis	2004	75,643	12,368	96.3%	96.3%			—	63,187	Schnucks	$12.50
O’Fallon Centre	JV-D	16%	MO	St. Louis	1984	71,300	11,658	89.0%	89.0%			—	55,050	Schnucks	$8.16
Plaza 94	JV-D	16%	MO	St. Louis	2005	66,555	10,882	95.4%	95.4%			—	52,844	Schnucks	$9.53
Richardson Crossing	JV-D	16%	MO	St. Louis	2000	82,994	13,570	97.1%	97.1%			—	61,494	Schnucks	$12.09
Shackelford Center	JV-D	16%	MO	St. Louis	2006	49,635	8,115	95.8%	95.8%			—	45,960	Schnucks	$7.27
Sierra Vista Plaza	JV-D	16%	MO	St. Louis	1993	74,666	12,208	98.4%	98.4%			—	56,201	Schnucks	$10.14
Twin Oaks	JV-D	16%	MO	St. Louis	2006	71,682	11,720	100.0%	100.0%			—	63,482	Schnucks	$11.98
University City Square	JV-D	16%	MO	St. Louis	1997	79,230	12,954	100.0%	100.0%			—	61,600	Schnucks	$9.28
Washington Crossing	JV-D	16%	MO	St. Louis	1999	117,626	19,232	97.1%	97.1%			—	56,250	Schnucks	$10.88

Portfolio Summary Report By Region

December 31, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership%	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	- Operating	- Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Wentzville Commons	JV-D	16%	MO	St. Louis	2000	74,205	12,133	100.0%	100.0%			106,086	61,860	Schnucks, (Home Depot)	$11.24
Wildwood Crossing	JV-D	16%	MO	St. Louis	1997	108,200	17,691	74.4%	74.4%			—	61,500	Schnucks	$11.72
Zumbehl Commons	JV-D	16%	MO	St. Louis	1990	116,682	19,078	95.7%	95.7%			—	74,672	Schnucks	$8.59

			MO			2,265,467	370,404	96.8%	96.8%	96.8%	96.8%	661,441	1,337,449

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	100.0%	100.0%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.19
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	37,280	100.0%	100.0%			—	43,978	Lund’s	$16.96
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1991	205,479	82,192	93.9%	93.9%			—	65,608	Rainbow Foods	$12.28

			MN			483,520	165,682	97.4%	97.0%	97.4%	97.0%	87,437	171,322

Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	554,738	166,421	96.9%	96.9%			—	79,830	Harris Teeter, Fresh Market	$15.94
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	90.5%	90.5%			—	14,300	Fresh Market	$16.27
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	91.6%	91.6%			—	41,500	Harris Teeter	$14.23
Colonnade Center			NC	Raleigh-Cary	2009	57,511	57,511	76.5%	76.5%			—	40,000	Whole Foods	$25.50
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	94.6%	94.6%			—	46,478	Kroger	$9.91
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	78.9%	78.9%			273,000	57,590	Kroger, (Home Depot), (Target)	$11.87
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	96.8%	96.8%			—	27,764	Harris Teeter	$13.46
Harris Crossing			NC	Raleigh-Cary	2007	65,151	65,151	84.8%	84.8%			—	53,365	Harris Teeter	$7.00
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	89.6%	89.6%			—	57,590	Kroger	$11.08
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1997	122,782	24,556	93.2%	93.2%			—	55,973	Kroger	$14.79
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1994	197,801	49,450	100.0%	100.0%			—	50,420	Lowe’s	$15.12
Middle Creek Commons			NC	Raleigh-Cary	2006	73,634	73,634	92.7%	92.7%			—	49,495	Lowes Foods	$15.73
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	1986	148,204	59,282	97.8%	97.8%			—	18,613	Trader Joe’s	$15.23
Southpoint Crossing			NC	Durham	1998	103,128	103,128	96.4%	96.4%			—	59,160	Kroger	$15.77
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,024	20,205	91.9%	91.9%			—	24,167	Fresh Market	$14.73
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	95.4%	95.4%			—	40,832	Food Lion	$12.36

			NC			2,189,581	1,238,550	92.9%	90.4%	93.6%	91.4%	273,000	717,077

Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	41,537	94.1%	94.1%			—	60,000	Shop Rite	$21.73
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	21,056	93.4%	93.4%			—	34,240	Acme Markets	$6.90

			NJ			156,482	62,593	93.8%	93.8%	93.8%	93.8%	—	94,240

Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	108,515	108,515	80.6%	80.6%			—	53,963	Albertsons	$13.04
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	330,907	330,907	79.2%	79.2%			132,360	—	(Target), Home Depot, Toys “R” Us	$12.67

			NV			439,422	439,422	79.5%	79.5%	80.6%	80.6%	132,360	53,963

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	81.8%	81.8%			—	70,815	Kroger	$11.12
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	98.0%	98.0%			—	66,336	Kroger	$10.06
East Pointe			OH	Columbus	1993	86,503	86,503	98.4%	98.4%			—	59,120	Kroger	$10.57
Hyde Park			OH	Cincinnati-Middletown	1995	396,861	396,861	97.4%	97.4%			—	169,267	Kroger, Biggs	$13.95
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,116	29,223	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$5.09
Kroger New Albany Center			OH	Columbus	1999	93,286	93,286	91.8%	91.8%			—	63,805	Kroger	$11.38
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%			90,000	62,000	Kroger, (Home Depot)	$10.81
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	61.2%	61.2%			—	—	—	$9.21
Red Bank Village			OH	Cincinnati-Middletown	2006	164,317	164,317	96.5%	96.5%			—	—	Wal-Mart	$5.66
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$23.91
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	100.0%	100.0%			—	56,800	Kroger	$9.96
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	390,957	78,191	89.0%	89.0%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$16.79
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,164	108,164	88.7%	88.7%			366,722	—	(Kohl’s), (Lowe’s), (Target)	$13.90
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	98.4%	98.4%			—	66,523	Kroger	$9.75
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	98.5%	98.5%			—	101,428	Kroger	$8.56

			OH			2,235,335	1,805,677	92.9%	93.1%	92.9%	93.1%	659,722	741,817

Corvallis Market Center			OR	Corvallis	2006	84,548	84,548	100.0%	100.0%			—	12,017	Trader Joe’s	$18.45
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	1979	93,101	37,240	95.9%	95.9%			—	37,500	Lamb’s Thriftway	$13.04
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	93.5%	93.5%			—	41,132	Safeway	$13.97
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	93.3%	93.3%			—	55,227	Safeway	$10.33
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	97.8%	97.8%			—	49,793	Albertsons	$17.00
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	98.4%	98.4%			—	—	—	$23.84
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	97.3%	97.3%			—	56,500	Whole Foods	$24.81
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%			—	—	Sports Authority	$17.01

			OR			752,161	696,300	96.7%	96.7%	96.7%	96.7%	—	252,169

Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1958	46,228	18,491	100.0%	100.0%			—	22,075	Ahart Market	$12.83
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1960	159,095	63,638	92.8%	92.8%			—	—	—	$17.53
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,257	219,257	94.0%	94.0%			—	11,100	Trader Joe’s	$23.83
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	65,367	65,367	92.0%	92.0%			133,000	—	(Target), Sports Authority	$29.20

Portfolio Summary Report By Region

December 31, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership%	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	- Operating	- Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1988	91,400	36,560	90.1%	90.1%			-	50,708	Genuardi’s	$19.99
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1970	146,959	58,784	92.8%	92.8%			—	56,226	Acme Markets	$15.14
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314,449	62,890	95.4%	95.4%			139,377	130,000	Wegmans, (Target)	$14.87
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1976	133,824	53,530	89.9%	89.9%			—	73,000	Valley Farm Market	$7.04
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1999	89,680	35,872	92.5%	92.5%			—	50,658	Genuardi’s	$18.08

			PA			1,287,079	635,208	93.5%	93.4%	93.5%	93.6%	272,377	393,767

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,601	59,601	95.3%	95.3%			—	45,600	Publix	$14.08
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	1997	79,724	31,890	97.0%	97.0%			—	37,888	Publix	$13.75
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%			—	44,840	Publix	$12.42
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	95.9%	95.9%			—	65,796	Publix	$9.81
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	94.7%	94.7%			—	46,624	Bi-Lo	$11.93

			SC			360,718	175,543	96.3%	96.3%	96.3%	96.3%	—	240,748

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,072	94.8%	94.8%			125,500	63,193	Schnucks, (Target)	$12.37
Dickson Tn			TN	Nashville-Davidson- Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson- Murfreesboro	1998	70,091	70,091	100.0%	100.0%			—	55,377	Publix	$13.63
Lebanon Center			TN	Nashville-Davidson- Murfreesboro	2006	63,800	63,800	89.0%	89.0%			—	45,600	Publix	$12.18
Nashboro Village			TN	Nashville-Davidson- Murfreesboro	1998	86,811	86,811	95.2%	95.2%			—	61,224	Kroger	$10.61
Northlake Village			TN	Nashville-Davidson- Murfreesboro	1988	137,807	137,807	88.7%	88.7%			—	64,537	Kroger	$11.78
Peartree Village			TN	Nashville-Davidson- Murfreesboro	1997	109,904	109,904	90.9%	90.9%			—	60,647	Harris Teeter	$17.32

			TN			565,386	493,393	92.7%	92.4%	92.7%	92.4%	125,500	350,578

Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1998	138,953	27,791	94.5%	94.5%			—	67,768	Kroger	$17.20
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	98,906	19,781	96.6%	96.6%			—	83,214	Kroger	$11.17
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	93.4%	93.4%			—	63,449	Kroger	$15.97
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	127,696	127,696	87.6%	87.6%			102,950	—	(Home Depot)	$10.12
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	83.3%	83.3%			67,106	67,106	(Kroger)	$16.45
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	94.6%	94.6%			—	90,217	H.E.B., Sears	$12.67
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	77.6%	77.6%			81,264	81,264	(Kroger)	$32.15
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$33.92
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	98.5%	98.5%			—	79,000	H.E.B.	$18.92
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	95.2%	95.2%			—	63,631	Tom Thumb	$14.73
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	81.2%	81.2%			—	80,925	H.E.B.	$15.93
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	76.5%	76.5%			62,804	62,804	(Albertsons)	$22.82
Main Street Center	JV-GRI	40%	TX	Dallas-Fort Worth-Arlington	2002	42,754	17,102	51.4%	51.4%			62,322	62,322	(Albertsons)	$21.85
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	97.4%	97.4%			—	64,228	Tom Thumb	$18.03
Market at Round Rock			TX	Austin-Round Rock	1987	122,646	122,646	60.2%	60.2%			—	29,523	Sprout’s Markets	$17.67
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	100.0%	100.0%			—	48,525	Tom Thumb	$15.69
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	98.6%	98.6%			—	60,465	H.E.B.	$20.49
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	166,076	166,076	100.0%	100.0%			—	65,800	Randall’s Food	$16.16
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	90.6%	90.6%			—	53,118	Tom Thumb	$24.09
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	93.5%	93.5%			—	63,636	Kroger	$13.22
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	61.7%	61.7%			62,322	62,322	(Albertsons)	$19.61
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	100.0%	100.0%			73,770	57,017	(Kroger)	$23.14
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	110,040	22,008	83.6%	83.6%			—	60,932	Kroger	$13.75
Shops at Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,635	351,635	83.1%	83.1%			—	—	AMC Theater	$23.78
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	75.9%	75.9%			61,962	61,962	(Kroger)	$20.81
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$18.03
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	92.7%	92.7%			—	65,241	Kroger	$16.03
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	85.7%	85.7%			—	63,654	Tom Thumb	$12.84
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,858	24,858	92.5%	92.5%			102,984	102,984	(Kroger)	$22.93
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	169,693	67,877	100.0%	100.0%			—	—	—	$14.57
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	185,964	74,386	98.5%	98.5%			—	51,960	Randall’s Food	$16.56
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,546	183,546	94.9%	94.9%			126,874	—	(Target)	$17.40
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1974	111,165	44,466	84.5%	84.5%			—	56,596	Randall’s Food	$15.49

			TX			4,153,026	3,281,690	90.3%	90.1%	90.4%	90.2%	804,358	1,833,036

601 King Street	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	8,003	3,201	87.3%	87.3%			—	—	—	$43.56
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	97.2%	97.2%			—	48,999	Giant Food	$21.08
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	88,897	35,559	89.3%	89.3%			—	57,030	Shoppers Food Warehouse	$12.99
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	94.8%	94.8%			—	57,860	Safeway	$17.29
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	104,100	41,640	94.5%	94.5%			—	55,138	Shoppers Food Warehouse	$16.06
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	100.0%	100.0%			—	55,163	Safeway	$16.65
Culpeper Colonnade			VA	Culpeper	2006	131,707	131,707	96.1%	96.1%			127,307	68,421	Martin’s, (Target)	$14.04
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	76,311	76,311	80.8%	80.8%			—	—	—	$13.65
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1990	165,130	66,052	95.3%	95.3%			—	65,000	Shoppers Food Warehouse	$22.22

Portfolio Summary Report By Region

December 31, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership%	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	- Operating	- Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	104,694	20,939	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$14.71
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	103,269	41,308	96.1%	96.1%			—	49,837	Giant Food	$20.80
Gayton Crossing	JV-GRI	40%	VA	Richmond	1983	156,917	62,767	93.6%	93.6%			—	38,408	Ukrop’s	$13.28
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1972	340,006	136,002	96.9%	96.9%			—	62,319	Giant Food	$22.08
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	1971	88,006	35,202	85.0%	85.0%			—	—	—	$9.03
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	153,739	30,748	98.1%	98.1%			142,500	60,607	Harris Teeter, (Target)	$19.83
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1960	71,825	28,730	95.8%	95.8%			—	—	—	$32.77
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1966	74,702	29,881	95.6%	95.6%			—	28,161	Giant Food	$23.30
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	97.7%	97.7%			—	63,000	Shoppers Food Warehouse	$18.98
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	94.7%	94.7%			—	—	—	$27.58
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	88.4%	88.4%			—	51,922	Safeway	$13.18
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	113,013	45,205	94.7%	94.7%			—	55,713	Giant Food	$16.63
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,695	96,695	96.9%	96.9%			—	52,409	Harris Teeter	$19.47
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	100.0%	100.0%			—	67,470	Shoppers Food Warehouse	$19.24
Stonewall			VA	Washington-Arlington-Alexandria	2007	267,175	267,175	95.3%	95.3%			—	140,000	Wegmans	$13.96
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	190,069	76,028	88.3%	88.3%			—	46,935	Giant Food	$17.24
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,271	59,654	98.3%	98.3%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$21.57
Village Shopping Center	JV-GRI	40%	VA	Richmond	1948	111,177	44,471	93.2%	93.2%			—	45,023	Ukrop’s	$19.10
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1952	105,376	42,150	85.9%	85.9%			—	—	—	$24.77
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1986	135,862	54,345	94.6%	94.6%			140,984	42,491	Safeway, (Target)	$19.00

			VA			3,699,659	1,844,616	94.6%	94.0%	94.6%	94.0%	534,526	1,327,200

Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1991	106,921	42,768	95.9%	95.9%			—	48,893	Safeway	$14.60
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	80.5%	80.5%			—	49,440	Safeway	$10.84
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1956	78,230	31,292	100.0%	100.0%			—	28,775	Albertsons	$22.49
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%			—	—	—	$29.72
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Wholesale Sports	$12.75
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	87.3%	87.3%			—	—	LA Fitness	$17.79
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1987	80,555	32,222	96.9%	96.9%			230,300	—	(Sears)	$21.29
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,899	102,899	100.0%	100.0%			—	40,982	Quality Foods	$20.06
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	95.5%	95.5%			55,000	55,000	(Safeway)	$24.03
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	90.0%	90.0%			111,900	—	(Target)	$26.72
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	92.8%	92.8%			—	50,065	Albertsons	$14.66

			WA			1,038,514	629,702	92.7%	93.9%	92.7%	93.9%	397,200	273,155

Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	1988	135,827	54,331	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.22
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	53,320	90.0%	90.0%			—	69,090	Pick ‘N’ Save	$7.68

			WI			269,128	107,651	94.2%	94.2%	94.2%	94.2%	—	120,069

Regency Centers Total						45,076,652	29,930,357	92.6%	92.0%	93.2%	92.8%	8,065,353	17,252,948

(1) Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA. (2) Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Co-investment Partnership with Oregon
JV-C2:	Co-investment Partnership with Oregon
JV-CCV:	Co-investment Partnership with Oregon
JV-D:	Co-investment Partnership with DESCO and Charter Hall Retail REIT (formerly Macquarie CountryWide)
JV-GRI:	Co-investment Partnership with GRI
JV-M3:	Co-investment Partnership with Charter Hall Retail REIT (formerly Macquarie CountryWide)
JV-O:	Other, single property Co-investment Partnerships
JV-RC:	Co-investment Partnership with CalSTRS
JV-RRP:	Regency Retail Partners (closed-end fund)
JV-USAA:	Co-investment Partnership with USAA

Properties managed by Regency, but not owned

Ocala Corners			FL	Tallahassee		86,772
Northlake Promenade			GA	Atlanta-Sandy Springs-Marietta		25,394
Powers Ferry Kroger			GA	Atlanta-Sandy Springs-Marietta		45,528
Lindbergh Crossing			GA	Atlanta-Sandy Springs-Marietta		27,059
Roswell Crossing			GA	Atlanta-Sandy Springs-Marietta		201,979
Trowbridge Crossing			GA	Atlanta-Sandy Springs-Marietta		62,558
Woodstock Crossing			GA	Atlanta-Sandy Springs-Marietta		66,122
Centennial Crossroads Plaza			NV	Las Vegas-Paradise		99,064
Regency Milford Center			OH	Cincinnati-Middletown		108,923
Cherry Park Market			OR	Portland-Vancouver-Beaverton		113,518
Hillsboro Market Center			OR	Portland-Vancouver-Beaverton		148,051

Total square footage managed by Regency, but not owned						984,968

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2010

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,148,362	7.3%	$19,991,223	4.4%	44	13
Publix	2,018,569	6.9%	19,799,676	4.4%	55	18
Safeway	1,726,446	5.9%	16,965,753	3.8%	53	29
Supervalu	925,485	3.2%	10,720,885	2.4%	27	15
CVS	525,840	1.8%	7,680,965	1.7%	50	23
Whole Foods	239,460	0.8%	6,381,978	1.4%	7	2
TJX Companies	497,326	1.7%	5,769,512	1.3%	25	11
Ahold	348,705	1.2%	4,674,127	1.0%	13	10
Blockbuster Video	200,866	0.7%	4,445,083	1.0%	52	20
Ross Dress For Less	278,612	1.0%	4,201,054	0.9%	17	11
Walgreens	190,201	0.6%	3,602,431	0.8%	16	4
Starbucks	103,351	0.4%	3,573,053	0.8%	86	33
Sports Authority	181,523	0.6%	3,458,514	0.8%	5	1
PETCO	182,874	0.6%	3,443,440	0.8%	21	11
Wells Fargo Bank	68,038	0.2%	3,387,440	0.8%	41	25
Sears Holdings	442,433	1.5%	3,379,516	0.7%	11	5
Rite Aid	227,758	0.8%	3,214,007	0.7%	26	15
Bank of America	77,429	0.3%	3,171,309	0.7%	28	12
PetSmart	178,850	0.6%	2,917,244	0.6%	10	4
Target	349,683	1.2%	2,883,723	0.6%	4	2
Subway	99,496	0.3%	2,870,540	0.6%	113	53
Harris Teeter	245,746	0.8%	2,836,032	0.6%	8	4
H.E.B.	210,413	0.7%	2,771,745	0.6%	4	2
Schnucks	308,578	1.1%	2,687,565	0.6%	31	31
The UPS Store	97,975	0.3%	2,547,691	0.6%	97	40
JPMorgan Chase Bank	61,213	0.2%	2,379,487	0.5%	23	6
Trader Joe’s	89,994	0.3%	2,266,388	0.5%	11	5

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$103,425
Kroger Total	34,450
Schnucks Total	6,540

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	Stores including Tenant- Owned
Target	1,911,479	20	24
Kroger	809,468	10	54
Safeway	314,000	6	59
Lowe’s Home Improvement	202,568	3	3
Sears Holdings	92,080	1	12
Supervalu	78,371	2	29
Publix	62,771	1	56

	3,470,736

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenant Rents - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2010

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Safeway	2,825,927	6.4%	$29,703,279	4.5%	53	29
Publix	2,590,717	5.9%	25,527,796	3.8%	55	18
Kroger	2,671,944	6.1%	24,414,489	3.7%	44	13
Schnucks	1,887,329	4.3%	16,437,709	2.5%	31	31
Supervalu	1,454,411	3.3%	16,284,954	2.5%	27	15
CVS	751,757	1.7%	11,411,552	1.7%	50	23
Whole Foods	311,598	0.7%	8,312,572	1.3%	7	2
TJX Companies	689,172	1.6%	7,843,556	1.2%	25	11
Ahold	639,969	1.5%	7,631,703	1.1%	13	10
Ross Dress For Less	491,217	1.1%	7,103,524	1.1%	17	11
Blockbuster Video	270,069	0.6%	6,049,901	0.9%	52	20
PETCO	300,942	0.7%	5,786,895	0.9%	21	11
Wells Fargo Bank	108,635	0.2%	5,570,153	0.8%	41	25
Starbucks	139,704	0.3%	4,868,369	0.7%	86	33
Rite Aid	377,211	0.9%	4,864,575	0.7%	26	15
Harris Teeter	409,347	0.9%	4,838,121	0.7%	8	4
Target	514,078	1.2%	4,760,504	0.7%	4	2
Sears Holdings	594,627	1.4%	4,676,450	0.7%	11	5
Bank of America	102,624	0.2%	4,649,351	0.7%	28	12
Subway	150,665	0.3%	4,293,612	0.6%	113	53
Walgreens	226,255	0.5%	4,151,207	0.6%	16	4
H.E.B.	310,607	0.7%	4,146,745	0.6%	4	2
Toys “R” Us	307,271	0.7%	3,988,358	0.6%	13	10
24 Hour Fitness	198,706	0.5%	3,979,061	0.6%	6	4
PetSmart	240,700	0.5%	3,847,993	0.6%	10	4
Sports Authority	209,757	0.5%	3,810,032	0.6%	5	1
The UPS Store	138,557	0.3%	3,549,646	0.5%	97	40
Staples	249,067	0.6%	3,423,381	0.5%	12	6
Hallmark	204,121	0.5%	3,404,016	0.5%	43	23
Lowe’s Home Improvement	448,112	1.0%	3,386,132	0.5%	3	1

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$244,500
Kroger Total	44,200
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	2,637,263	20	24
Kroger	847,868	10	54
Lowe’s Home Improvement	446,659	3	3
Safeway	314,000	6	59
Sears Holdings	230,200	1	12
Supervalu	101,721	2	29
Publix	62,771	1	56

	4,640,482

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

December 31, 2010

All Tenants		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	347,598	1.3%	$6,115,616	1.4%	$17.59	499,453	1.2%	$8,796,263	1.3%
2011	2,457,614	9.1%	43,108,153	9.6%	17.54	3,391,012	8.3%	60,729,837	9.1%
2012	3,512,975	13.1%	65,096,730	14.4%	18.53	5,015,395	12.3%	93,284,588	14.0%
2013	2,657,644	9.9%	50,375,765	11.2%	18.96	4,199,990	10.3%	74,658,453	11.2%
2014	2,480,093	9.2%	47,373,958	10.5%	19.10	3,653,815	9.0%	69,454,471	10.5%
2015	2,179,022	8.1%	42,774,708	9.5%	19.63	3,504,324	8.6%	65,193,974	9.8%
2016	1,359,450	5.1%	22,926,433	5.1%	16.86	2,348,498	5.8%	37,963,840	5.7%
2017	1,389,524	5.2%	24,538,262	5.4%	17.66	2,210,529	5.4%	36,354,264	5.5%
2018	1,359,345	5.1%	21,279,987	4.7%	15.65	1,940,549	4.8%	29,905,453	4.5%
2019	1,202,740	4.5%	18,435,138	4.1%	15.33	1,729,327	4.3%	25,924,082	3.9%
2020	1,465,468	5.4%	22,012,325	4.9%	15.02	2,384,368	5.9%	31,717,860	4.8%

10 Year Total	20,411,472	75.9%	364,037,074	80.7%	17.83	30,877,260	75.9%	533,983,085	80.4%

Thereafter	6,479,514	24.1%	87,005,329	19.3%	13.43	9,808,333	24.1%	130,399,598	19.6%

	26,890,986	100.0%	$451,042,403	100.0%	$16.77	40,685,593	100.0%	$664,382,683	100.0%

Anchor Tenants(3)		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	33,000	0.2%	$247,500	0.2%	—	33,000	0.1%	$247,500	0.1%
2011	813,690	5.5%	5,111,468	3.2%	6.28	1,009,261	4.3%	6,413,046	2.6%
2012	1,214,017	8.2%	11,682,988	7.3%	9.62	1,713,637	7.3%	16,744,477	6.7%
2013	801,574	5.4%	6,668,896	4.2%	8.32	1,528,586	6.5%	12,794,601	5.1%
2014	898,777	6.0%	8,978,891	5.6%	9.99	1,293,314	5.5%	13,709,896	5.5%
2015	716,168	4.8%	7,029,389	4.4%	9.82	1,341,283	5.7%	13,024,087	5.2%
2016	717,819	4.8%	7,295,479	4.6%	10.16	1,322,616	5.7%	13,860,329	5.6%
2017	831,022	5.6%	10,170,177	6.4%	12.24	1,501,153	6.4%	17,924,667	7.2%
2018	898,380	6.0%	10,292,338	6.4%	11.46	1,333,601	5.7%	15,197,246	6.1%
2019	943,694	6.3%	12,132,749	7.6%	12.86	1,341,039	5.7%	16,402,218	6.6%
2020	1,126,377	7.6%	13,863,264	8.7%	12.31	1,915,600	8.2%	20,675,774	8.3%

10 Year Total	8,994,519	60.4%	93,473,138	58.6%	10.39	14,333,090	61.3%	146,993,842	58.9%

Thereafter	5,889,015	39.6%	66,112,089	41.4%	11.23	9,050,320	38.7%	102,470,876	41.1%

	14,883,535	100.0%	$159,585,227	100.0%	$10.72	23,383,410	100.0%	$249,464,718	100.0%

Reflects in place leases as of December 31, 2010, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations

December 31, 2010

Inline Tenants		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	314,598	2.6%	$5,868,116	2.0%	$18.65	466,453	2.7%	$8,548,763	2.1%
2011	1,643,923	13.7%	37,996,685	13.0%	23.11	2,381,751	13.8%	54,316,792	13.1%
2012	2,298,957	19.1%	53,413,743	18.3%	23.23	3,301,758	19.1%	76,540,111	18.4%
2013	1,856,070	15.5%	43,706,869	15.0%	23.55	2,671,404	15.4%	61,863,852	14.9%
2014	1,581,315	13.2%	38,395,067	13.2%	24.28	2,360,501	13.6%	55,744,575	13.4%
2015	1,462,854	12.2%	35,745,319	12.3%	24.44	2,163,041	12.5%	52,169,887	12.6%
2016	641,631	5.3%	15,630,954	5.4%	24.36	1,025,882	5.9%	24,103,511	5.8%
2017	558,502	4.7%	14,368,085	4.9%	25.73	709,376	4.1%	18,429,598	4.4%
2018	460,965	3.8%	10,987,649	3.8%	23.84	606,948	3.5%	14,708,207	3.5%
2019	259,046	2.2%	6,302,388	2.2%	24.33	388,288	2.2%	9,521,863	2.3%
2020	339,091	2.8%	8,149,061	2.8%	24.03	468,768	2.7%	11,042,085	2.7%

10 Year Total	11,416,953	95.1%	270,563,936	92.8%	23.70	16,544,170	95.6%	386,989,243	93.3%

Thereafter	590,499	4.9%	20,893,240	7.2%	35.38	758,013	4.4%	27,928,722	6.7%

	12,007,452	100.0%	$291,457,176	100.0%	$24.27	17,302,183	100.0%	$414,917,966	100.0%

Reflects in place leases as of December 31, 2010, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

December 31, 2010

($000s except per share numbers)	2009A	2010A	2011E	1Q11E

FFO / Share (for actuals please see related press release)			$2.28 - $2.48	$.55 - $.60
Recurring FFO / Share			$2.30 - $2.45	$.55 - $.60

Same Property - Wholly owned and Regency’s pro-rata share of co-investment partnerships:
Same property percent leased at period end	93.1%	92.8%	92.0% - 93.5%
Same property growth	-6.7%	1.2%	(1.0)% - 1.5%

Rental rate growth	-2.7%	-1.8%	(6.0)% - (1.0)%
Percentage Rent - Consolidated Only	$3,584	$2,540	$2,000 - $2,800
Recovery Rate - Consolidated Only - All Properties	73.7%	74.2%	73% - 75%
Operating Portfolio only excluding development	77.3%	77.0%	77% - 79%

Investment Activity
Regency’s Additional 15% Investment in GRI JV	$0	$239,718	$0
Cap rate	0.0%	9.6%	0.0%

Acquisitions - (REG Pro-Rata)	$8,942	$89,722	$100,000 - $200,000
Cap rate (average)	9.3%	6.7%	6% - 7%

JV Acquisitions - REG contributions (gross $)	$133,865	$0	$0
Cap rate	8.8%	0.0%	0.0%
REG % ownership	20%	0%	0%

Dispositions - (REG Pro-Rata)	$189,509	$62,600	$100,000 - $200,000
Cap rate (average)	8.4%	8.4%	8% - 9%

Development starts	$29,814	$6,060	$25,000 - $75,000

Development completions - net costs	$111,257	$306,188	$210,000 - $260,000
Stabilized yield (net dev costs)	7.9%	7.9%	6.6% - 7.2%
Completion yield (net dev costs)	7.7%	6.0%	4.6% - 5.3%
Capitalized interest on completions	$1,585	$607	$0 - $500

Transaction profits net of deal costs and taxes	$23,233	$3,597	-$1,750 to $3,750
Third party fees and commissions	$30,508	$26,806	$25,500 - $27,500

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available		$70,862

NOI from in-process developments (current quarter)		$4,733

NOI from leases signed but not yet rent-paying in operating properties, including completed developments (current quarter)		$2,197

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconcilliation of FFO and Recurring FFO Guidance to Net Income

December 31, 2010

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended March 31, 2011		Full Year 2011

Net income attributable to common stockholders	$0.05	0.10	$0.35	0.55

Adjustments to reconcile net income to FFO:
Depreciation expense and amortization	0.50	0.50	1.93	1.93
Gain on sale of operating properties	—	—	—	—

Funds From Operations	$0.55	0.60	$2.28	2.48

Adjustments to reconcile FFO to Recurring FFO:
All non-recurring items as defined below	—	—	$0.02	($0.03)

Recurring Funds From Operations	$0.55	0.60	$2.30	2.45

Weighted average shares (000’s)	86,386		89,843

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income attributable to common stockholders (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Regency also provides “Recurring FFO” for the purpose of excluding those items considered non-recurring that are included within FFO. Non-recurring income would include transaction profits, net, which is comprised of development and outparcel gains, and non-recurring transaction fees such as promote income, net of dead deal costs and applicable income taxes. Non-recurring expenses would include provisions for impairment, restructuring charges, losses on early debt stock extinguishments, and other significant one-time charges considered non-recurring.